                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    /X/  Preliminary Proxy Statement
    / / CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-12

                              WEITZ SERIES FUND INC
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

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        pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


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                             WEITZ SERIES FUND, INC.

                                   VALUE FUND
                                  HICKORY FUND
                                FIXED INCOME FUND
                          GOVERNMENT MONEY MARKET FUND

                                    SUITE 600
                              1125 SOUTH 103 STREET
                              OMAHA, NE 68124-6008

                                                        January __, 2004

Dear Shareholder:


     Please find enclosed proxy information for a special meeting of shareholders of each of the separate investment series listed above (each a "Fund") of Weitz Series Fund, Inc. to be held on March 5, 2004. The purpose of the meeting is to seek approval of a Proposed Agreement and Plan of Reorganization pursuant to which each Fund would be reorganized as separate series of The Weitz Funds, a Delaware statutory trust. You will also be asked to approve revisions to each Fund's fundamental investment restrictions to update them in accordance with current legal requirements.

     Federal and state laws governing mutual fund structures have changed over the 15 years since we started the Value Fund in 1986. As the rules evolved and we opened new funds, we tried to choose the simplest and most efficient form available at the time in order to streamline our operations and minimize costs for shareholders. As a result, we have six funds, domiciled in three different states, each having slightly different fundamental investment restrictions that conformed to the regulatory order of the day when they were created.

     As we worked with legal counsel on forming our newest offering, the Balanced Fund (which opened October 1), it became clear that organizing the new fund as a Delaware statutory trust provided the most efficient and flexible organizational structure. It also became clear that reorganizing the existing funds as a part of the new trust would have certain advantages and efficiencies.

     All of the Funds are required to have certain investment restrictions that are "fundamental" - that is, they can't be changed without shareholder approval. Many of those restrictions reflect regulatory, business or industry conditions, practices or requirements that are no longer required. As a part of this streamlining process, we feel it is important and in the best interest of shareholders to modernize these restrictions. You should know that these changes will not change the way the Funds are managed.

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     The process of combining the funds into one "family" and of making the investment restrictions consistent with current legal requirements is a lot of work and means preparing a huge proxy document-I apologize for the heft of the materials-but we think the consolidation will lead to greater operational efficiencies that should benefit shareholders over the years and the modernization of investment restrictions will provide more flexibility.

     While we encourage you to read the full proxy, please note the following:

        - THE REORGANIZATION WILL NOT RESULT IN ANY CHANGE IN THE NAME, INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGY, INVESTMENT ADVISER, PORTFOLIO MANAGERS OR INDEPENDENT ACCOUNTANTS OF ANY OF THE FUNDS.

        - WE THINK THIS REORGANIZATION OFFERS THE FUNDS THE OPPORTUNITY TO OBTAIN GREATER OPERATING EFFICIENCIES, WHICH SHOULD BENEFIT ALL SHAREHOLDERS.

        - THE REVISIONS TO THE FUNDAMENTAL INVESTMENT RESTRICTIONS WILL INCREASE EACH FUND'S INVESTMENT FLEXIBILITY BY SIMPLIFYING AND MODERNIZING THE RESTRICTIONS TO CONFORM WITH CURRENTLY APPLICABLE LAW.

        - THE BOARD OF DIRECTORS OF WEITZ SERIES FUND, INC. HAS UNANIMOUSLY RECOMMENDED THE REORGANIZATION TO SHAREHOLDERS.

     Weitz Series Fund, Inc. is an investment company organized as a Minnesota corporation. After the completion of the Reorganization, all of the Funds would become series of The Weitz Funds, a Delaware statutory trust (the "New Trust"). The New Trust currently has one series, the Weitz Balanced Fund.

     Your vote is important. Please review this proxy statement and sign and return each proxy card you have received today. You may also vote by telephone or via the Internet as explained in the enclosed proxy materials. If you have questions regarding any of the proposals or need assistance in completing your proxy card, please contact Georgeson Shareholder Communications, Inc. ("GS"), a professional proxy solicitation firm, toll-free at 1-866-861-2571. As the meeting date approaches and we have still not received your executed ballot, you may receive a call from GS reminding you to vote your shares.

     The purpose of the shareholder meeting on March 5 will be solely to conduct the official business outlined above. Our regular annual shareholder information meeting will be held on May 25, 2004 at the Scott Conference Center, at which time we will discuss the Funds and answer your investment questions.

                                                Sincerely,


                                                Wallace R. Weitz
                                                President

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                             WEITZ SERIES FUND, INC.

                                   VALUE FUND
                                  HICKORY FUND
                                FIXED INCOME FUND
                          GOVERNMENT MONEY MARKET FUND

                                    SUITE 600
                              1125 SOUTH 103 STREET
                              OMAHA, NE 68124-6008

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD MARCH 5, 2004

To the Shareholders:

     Weitz Series Fund, Inc. ("Weitz Series Fund"), a Minnesota corporation, will hold a special meeting of the shareholders ("Special Meeting") of the Value Fund, the Hickory Fund, the Fixed Income Fund and the Government Money Market Fund, each a series of Weitz Series Fund (collectively, the "Funds," and each individually, a "Fund") at the Omaha Marriott, 10220 Regency Circle, Omaha, Nebraska, 68114 on March 5, 2004 at 9:00 a.m., Central Time, for the following purposes:

PROPOSAL 1 - ALL FUNDS To approve a proposed Agreement and Plan of
     Reorganization, in the form set forth in Exhibit A to the attached Proxy Statement, pursuant to which the Funds of Weitz Series Fund would be reorganized as separate series of The Weitz Funds, a Delaware statutory trust ("New Trust").

PROPOSAL 2 - HICKORY AND VALUE FUND To approve revisions to the Funds' fundamental investment restrictions.

PROPOSAL 3 - FIXED INCOME FUND To approve revisions to the Fund's fundamental investment restrictions.

PROPOSAL 4 - GOVERNMENT MONEY MARKET FUND To approve revisions to the Fund's fundamental investment restrictions.

OTHER - To consider and act upon any other business as may properly come before the Special Meeting and any adjournments thereof.

     You are entitled to vote at the Special Meeting and any adjournment(s) if you owned shares of any of the Funds at the close of business on January 5, 2004.

Whether or not you plan to attend the Special Meeting in person, please vote your shares. In addition to voting by mail you may also vote by either telephone or, if offered on the top of your Proxy card, via the Internet, as follows:

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
TO VOTE BY TELEPHONE:                     TO VOTE BY INTERNET (IF APPLICABLE):
--------------------------------------------------------------------------------
1) Read the Proxy Statement and have      1) Read the Proxy Statement and have
   your Proxy card at hand.                  your Proxy card at hand.

2) Call the 1-800 number that appears     2) Go to the website address that
   on your Proxy card.                       appears on your Proxy card.

3) Enter the control number set forth     3) Enter the control number set forth
   on the Proxy card and follow the          on the Proxy card and follow the
   simple instructions.                      simple instructions.

     We encourage you to vote by telephone or via the Internet using the control number that appears on your enclosed proxy card. Use of telephone or Internet voting will reduce the time and costs associated with this proxy solicitation. Whichever method you choose, please read the enclosed proxy statement carefully before you vote.

      PLEASE RESPOND -- WE ASK THAT YOU VOTE PROMPTLY IN ORDER TO AVOID THE
                   ADDITIONAL EXPENSE OF FURTHER SOLICITATION.

                             YOUR VOTE IS IMPORTANT.

                                          By Order of the Board of Directors of
                                          Weitz Series Fund, Inc.

                                          Mary K. Beerling
                                          Secretary

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                             WEITZ SERIES FUND, INC.

                                   VALUE FUND
                                  HICKORY FUND
                                FIXED INCOME FUND
                          GOVERNMENT MONEY MARKET FUND

                                    SUITE 600
                              1125 SOUTH 103 STREET
                              OMAHA, NE 68124-6008

                                  ------------

                                 PROXY STATEMENT

                                  ------------

                         SPECIAL MEETING OF SHAREHOLDERS

     This proxy statement is being furnished in connection with the solicitation by the Board of Directors of Weitz Series Fund, Inc. ("Weitz Series Fund") of proxies to be used at a special meeting of the shareholders ("Special Meeting") of the Value Fund, the Hickory Fund, the Fixed Income Fund and the Government Money Market Fund, each a series of the Weitz Series Fund (each a "Fund" and collectively, the "Funds") to be held at 9:00 a.m. Central Time on March 5, 2004 at the Omaha Marriott, 10220 Regency Circle, Omaha, Nebraska 68114, and at any adjournment of the Special Meeting, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders ("Notice"). The primary purpose of the Meeting is for shareholders of the Funds, as set forth in the attached Notice, to consider and approve the following proposals:

                                                                  FUND(S)
PROPOSAL                                                          AFFECTED
1.  To approve a proposed Agreement and Plan of Reorganization,   All Funds
    in the form set forth in Exhibit A to the Proxy Statement, pursuant to which the Funds of Weitz Series Fund would be
    reorganized as separate series of The Weitz Funds, a
    Delaware statutory trust ("New Trust").

2.  To approve revisions to the Funds' fundamental investment     Value Fund and
    restrictions.                                                 Hickory Fund


3   To approve revisions to the Fund's fundamental investment     Fixed Income
    restrictions.                                                 Fund

4.  To approve revisions to the Fund's fundamental investment     Government
    restrictions.                                                 Money Market
                                                                  Fund

     Shareholders of record of the Funds at the close of business on January 5, 2004 (the "Record Date") will be entitled to vote at the Special Meeting or at any postponements or adjournments thereof.

The date of the first mailing of this Proxy Statement and form of proxy will be on or about January __, 2004.

     Only shareholders of record of the Funds at the close of business on the Record Date will be entitled to notice of and to vote at the Special Meeting. Shares represented by proxies, unless previously revoked, will be voted at the Special Meeting in accordance with the instructions of the shareholders. If no instructions are given, the proxies will be voted in favor of the proposals. To revoke a proxy, the shareholder giving such proxy must either submit to the Weitz Series Fund a subsequently dated proxy, deliver to Weitz Series Fund a written notice of revocation or otherwise give notice of revocation in open meeting, in all cases prior to the exercise of the authority granted in the proxy.

     The presence in person or by proxy of the holders of record of ten percent (10%) of the outstanding shares of each of the Funds shall constitute a quorum at the Special Meeting, permitting action to be taken with respect to that Fund. In the event that sufficient votes are not received by the date of the Special Meeting, a person named as proxy may propose one or more adjournments of the Special Meeting for a reasonable period or periods to permit further solicitation of proxies. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal and will vote against any such adjournment those proxies required to be voted against the proposal.

     If a shareholder wishes to participate in the Special Meeting, but does not wish to authorize the execution of a proxy by telephone or through the Internet, the shareholder may still submit the proxy form included with this Proxy Statement or attend the Special Meeting in person.

     The most recent annual report of the Funds, including financial statements, for the year ended March 31, 2003, and the most recent semi-annual report for the semi-annual period ended September 30, 2003, have been mailed previously to shareholders. If you have not received these reports or would like to receive additional copies free of charge, please contact the Funds at the address set forth on the first page of this proxy statement or by calling 1 (800) 304-9745, and they will be sent within three business days by first class mail.

                              SUMMARY OF PROPOSALS

     While you should read the full text of the Proxy Statement, here is a brief summary of the proposals and how they will affect each Fund and its shareholders.

WHAT ARE SHAREHOLDERS BEING ASKED TO APPROVE?

     Shareholders of the Funds are asked to consider a proposed Agreement and Plan of Reorganization, which includes: (a) the transfer of all assets of each series of Weitz Series Fund to a corresponding series of the same name (the "New Funds") of The Weitz Funds, a recently formed Delaware statutory trust (the "New Trust"), and the assumption by each New Fund of the liabilities of the respective Fund, in exchange for shares of the corresponding New Fund, and (b) the distribution to shareholders of each Fund of the shares of the corresponding New Fund (the "Reorganization"). A form of the Agreement and Plan of Reorganization is attached as Exhibit A (the "Reorganization Plan").

     Because the Reorganization Plan calls for the Funds, as sole shareholders of the New Funds prior to shares of the New Funds being distributed to the Funds' shareholders, to vote on certain issues

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regarding the operations of the New Trust, shareholders of the Funds, in approving the proposed Reorganization, will essentially be approving that the Funds vote in the affirmative on the following issues: (i) the election of trustees for the New Trust, (ii) the approval of an advisory agreement for each New Fund that is essentially the same as the current advisory agreement for each such Fund, and (iii) the ratification of the existing independent auditors of the Funds for the New Trust's upcoming fiscal year. Shareholders of the Funds are not being asked to separately vote on these issues. More information on each of these items is discussed below.

     Shareholders of the Funds are also being asked to consider proposed revisions to each Fund's fundamental investment restrictions. The purpose of the revisions is to simplify and modernize the investment restrictions of the Funds to conform with current provisions of applicable law.

WHY HAS THE REORGANIZATION BEEN PROPOSED?

     The Board of Directors has determined that this Reorganization offers the Funds the opportunity to obtain greater operating efficiencies, which should benefit all shareholders of the Funds.

WHAT EFFECT WILL THE REORGANIZATION HAVE ON THE FUNDS AND THEIR SHAREHOLDERS?

     Immediately after the Reorganization each shareholder will own the same number of shares of the New Fund as the number of Fund shares owned by the shareholder on the closing of the Reorganization. As a result of the Reorganization, shareholders of the Weitz Series Fund, a Minnesota corporation, will become shareholders of the New Funds, series of a Delaware statutory trust.

     THE REORGANIZATION WILL NOT RESULT IN ANY CHANGE IN THE NAME, INVESTMENT OBJECTIVE OR PRINCIPAL INVESTMENT STRATEGY, INVESTMENT ADVISER, PORTFOLIO MANAGERS, OR INDEPENDENT ACCOUNTANTS OF ANY OF THE FUNDS. EACH NEW FUND WILL OFFER THE SAME SHAREHOLDER SERVICES AS ITS CORRESPONDING FUND.

WHAT WILL BE THE FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION?

     As a condition to each Fund's obligation to consummate the Reorganization, the Weitz Series Fund and the New Trust will receive an opinion from legal counsel to the Funds to the effect that, on the basis of the existing provisions of the Internal Revenue Code of 1986, as amended, (the "Code"), current administrative rules and court decisions, the transactions contemplated by the Reorganization Plan constitute a tax-free reorganization for federal income tax purposes.

WHY ARE THE FUNDS' FUNDAMENTAL INVESTMENT RESTRICTIONS BEING CHANGED?

     The Funds' current investment restrictions were originally adopted to comply with the requirements of both applicable federal and state law. Under a federal law enacted in 1996, state requirements are no longer applicable to federally registered investment companies such as Weitz Series Fund. We believe that it is advisable to revise the Funds' fundamental investment restrictions to eliminate restrictions that are no longer required by applicable law.

                                   PROPOSAL 1

                                   (ALL FUNDS)

             APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION FOR
                             WEITZ SERIES FUND, INC.

     At a meeting of the Directors of Weitz Series Fund held on November 6, 2003, the Directors approved the Reorganization Plan substantially in the form attached to this Proxy Statement as Exhibit A. For the reasons set forth below under "REASONS FOR THE PROPOSED REORGANIZATION," the Directors of the Weitz Series Fund, including the Directors who are not "interested persons" as that term is defined in the federal securities laws ("Independent Directors"), have unanimously determined that the Reorganization is in the best interests of the shareholders of each of the Funds of the Weitz Series Fund and that the interests of those shareholders will not be diluted as a result of the Reorganization.

     We now submit to shareholders of each Fund a proposal to approve the Reorganization Plan. If shareholders approve the proposal, the Directors and Officers of Weitz Series Fund will execute and implement the Reorganization Plan. If approved, we expect the Reorganization to take effect on or about April 1, 2004, although that date may be adjusted in accordance with the Reorganization Plan.

SUMMARY OF THE REORGANIZATION PLAN AND AGREEMENT

     We summarize below the important terms of the Reorganization Plan. This summary is qualified in its entirety by reference to the Reorganization Plan itself, which is set forth in Exhibit A to this Proxy Statement. All information regarding the New Trust, its operations and the various agreements between the New Trust and its several service providers have been supplied by Wallace R. Weitz & Company ("Weitz & Co."), and neither Weitz Series Fund nor any of its Directors or officers has independently verified the accuracy of such information.

     GENERAL PLAN OF REORGANIZATION. The Reorganization Plan consists of several steps that will occur on the Closing Date following shareholder approval. First, each Fund of Weitz Series Fund will transfer all of its assets to a corresponding New Fund of the New Trust in exchange solely for all of the shares of the corresponding New Fund having an aggregate net asset value equal to the net asset value of the Fund. Each New Fund will also assume all of the liabilities of the corresponding Fund. The Funds, as sole shareholders of the New Funds, will make certain elections, approvals and ratifications as set forth below. Immediately thereafter, each Fund will liquidate and distribute shares of the corresponding New Fund to its shareholders in exchange for their shares of that Fund. This will be accomplished by opening an account on the books of the corresponding New Fund in the name of each shareholder of record of the Fund and by crediting to each account the shares due in the Reorganization. Every shareholder will own the same number of shares of the corresponding New Fund as the number of shares held by the shareholder in each Fund immediately before the Reorganization. For example, if you held 100 shares of the Value Fund immediately prior to the close of the New York Stock Exchange on the Closing Date, those shares would be canceled and you would receive 100 shares of the corresponding New Fund of the same name and representing the same net asset value. All of these transactions would occur as of the Closing Date. The net asset value of your investment immediately after the Reorganization will be the same as it was immediately prior to the Reorganization.

     ELECTIONS, APPROVALS AND RATIFICATIONS. The Investment Company Act of 1940, as amended ("1940 Act"), generally requires that shareholders of a mutual fund elect the fund's directors, approve the fund's investment advisory agreement and ratify the directors selection of the independent accountant for the fund. These requirements apply to new mutual funds, including the New Funds. If shareholders approve the proposed Reorganization, they will also be:

     - authorizing the approval of a new Investment Advisory Agreement with Weitz & Co.;

     -    authorizing election of Trustees of the New Trust; and

     - ratifying the selection of PricewaterhouseCoopers LLP as the independent accountants for the New Funds.

     Technically, these elections, approvals and ratifications will be accomplished by a vote of the Funds, as sole shareholders of the New Funds prior to the effective date of the Reorganization. In general, there will be no substantive changes in those areas noted above from the Funds.

     Information regarding each of these matters is included in this Proxy Statement, including information about the individuals proposed to serve as Trustees of the New Funds, which may be found in the section entitled, "INFORMATION REGARDING THE PROPOSED TRUSTEES."

     CLOSING DATE. It is currently anticipated that the closing of the Reorganization will occur on or about April 1, 2004.

     OTHER PROVISIONS. The Reorganization is subject to a number of conditions set forth in the Reorganization Plan. Certain of these conditions may be waived by the Board of Directors. The significant conditions that may not be waived include: (a) the receipt by Weitz Series Fund and the New Trust of an opinion of counsel as to certain federal income tax aspects of the Reorganization and (b) the approval of the Reorganization Plan by the shareholders of each of the Funds. The Reorganization Plan may be terminated and the Reorganization abandoned at any time, before or after approval by the shareholders of the Funds prior to the Closing Date, by the Board of Directors. In addition, the Reorganization Plan may be amended by the Board of Directors. However, the Reorganization Plan may not be amended subsequent to the shareholder meeting in a manner that would change the method for determining the number of shares to be issued to shareholders of the existing Funds without shareholder approval.

REASONS FOR THE PROPOSED REORGANIZATION

     The Board of Directors of the Weitz Series Fund, including the Independent Directors, unanimously approved the Reorganization Plan at a meeting held on November 6, 2003. In approving the Reorganization, the Directors determined that the proposed Reorganization would be in the best interests of each Fund, and that the interests of each Fund's shareholders would not be diluted as a result of effecting the Reorganization. We summarize below the key factors considered by the Directors:

     - Weitz & Co. informed the Directors that it believes that by establishing the New Trust, the New Funds should be able to realize greater operating efficiencies.

     - The Directors considered that the investment objective and policies of each Fund are identical to those of the corresponding New Fund, and the New Funds would be managed by the same personnel and in accordance with the same investment strategies and techniques utilized in the management of each Fund immediately prior to the Reorganization.

     - In recent years, many mutual funds have reorganized as Delaware statutory trusts. Weitz & Co. has informed the Directors that it believes that the proposed Delaware statutory trust form provides the most flexible and cost efficient method of providing different investment vehicles to present and prospective shareholders.

CERTAIN COMPARATIVE INFORMATION ABOUT WEITZ SERIES FUND AND THE NEW TRUST

     CONTINUATION OF SHAREHOLDER ACCOUNTS AND PLANS. Weitz & Co., as Weitz Series Fund's and the New Trust's transfer agent, will establish accounts for all current Fund shareholders containing the appropriate number of New Fund shares to be received by that shareholder in accordance with the terms and provisions of the Reorganization Plan. These accounts will be identical in all material respects to the accounts currently maintained by each Fund on behalf of its shareholders.

     COMPARATIVE INFORMATION ON SHAREHOLDER SERVICES. The New Funds will offer the same shareholder services as the Funds, including the Automatic Investment Account Option, certain telephone redemptions and exchanges with other funds in the Weitz Funds family of funds.

     Shares of the New Funds may be redeemed at a redemption price equal to the net asset value of the shares as next determined following the receipt of a redemption order and any other required documentation in proper form. Payment of redemption proceeds for redeemed New Fund shares will generally be made within seven days after receipt of a redemption request in proper form and documentation.

     DIVIDENDS AND DISTRIBUTIONS. Each New Fund will have the same dividend and distribution policy as the corresponding Fund. After the closing of the Reorganization, Fund shareholders who currently have dividends reinvested will continue to have dividends reinvested in the New Fund. Shareholders who currently have capital gains reinvested will continue to have capital gains reinvested in the New Fund.

     FISCAL YEAR. Each of the Funds currently operates on a fiscal year ending March 31. The New Funds will operate on the same fiscal year.

GOVERNING INSTRUMENTS OF WEITZ SERIES FUND AND THE NEW TRUST

     The following is a summary of certain differences between and among the Articles of Incorporation and By-laws of Weitz Series Fund and the Declaration of Trust and By-laws of the New Trust. It is not a complete list of the differences. Shareholders should refer to the provisions of these documents and state law directly for a more thorough comparison. Copies of the Articles of Incorporation and By-laws of the Weitz Series Fund and of the Declaration of Trust and By-laws of the New Trust are available to shareholders without charge upon written request.

     GENERAL. Weitz Series Fund was organized as a Minnesota corporation on September 6, 1988. As a Minnesota corporation, the Weitz Series Fund's operations are currently governed by its Articles of Incorporation ("Minnesota Charter"), By-Laws and applicable Federal and Minnesota law. The New Trust was organized as a Delaware statutory trust on August 4, 2003. As a Delaware statutory trust, the New Trust's operations are governed by a Declaration of Trust (the "Delaware Trust Instrument"), By-Laws and applicable Federal and Delaware law.

     Under the Delaware Trust Instrument and By-Laws, the Trustees of the New Trust will have more flexibility than Directors of Weitz Series Fund and, subject to applicable requirements of the 1940 Act and Delaware law, broader authority to act. The increased flexibility may allow the Directors to react more quickly to changes in competitive and regulatory conditions and, as a consequence, may allow the Funds to operate in a more efficient and economical manner. The Director's existing fiduciary obligations to act with due care and in the interest of shareholders will not be affected by the Reorganization.

     TERM OF OFFICE. Under the Minnesota Charter and the Bylaws, a person serving as a Director holds office until the next meeting of shareholders, until a successor is elected, or until the person dies, resigns or is removed from office. Under the Delaware Trust Instrument a Trustee will continue to serve for an indefinite period of time or until his successor is elected and qualified, the Trust terminates or the person dies, resigns, or is removed. The Delaware Trust Instrument also provides that a Trustee may be removed at any meeting of shareholders by a vote of two-thirds of the outstanding shares of the New Trust or by the unanimous vote of the Trustees. The Minnesota Charter also provides that any Director may be removed by the affirmative vote of the holders of two-thirds of the outstanding shares.

     LIABILITY OF TRUSTEES AND OFFICERS. A Director of Weitz Series Fund and a Trustee of the New Trust will be personally liable only for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office. Under the Minnesota Charter, no indemnifications by Weitz Series Fund are made unless they are consistent with guidelines of the Securities and Exchange Commission ("SEC") set forth in releases regarding indemnification under Section 17(h) of the 1940 Act. Such Releases prohibit indemnification in cases involving willful misfeasance, bad faith, gross negligence and reckless disregard of duty and establish procedures for the determination of entitlement to indemnification and expense advances. Under the Delaware Trust Instrument, Trustees are indemnified by the New Trust for expenses of litigation against them unless it is determined that his or her conduct constitutes willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Further, such indemnification extends to any person who is or was an employee or other agent of the New Trust or who is or was serving at the request of the New Trust as a trustee, director, officer, employee or agent of another organization in which the New Trust has any interest as a shareholder, creditor or otherwise.

     SHAREHOLDER LIABILITY. Delaware law provides that shareholders are not liable for the obligations of a Delaware statutory trust. Under Minnesota law, there is no equivalent statutory limitation of shareholder liability.

     SHAREHOLDER VOTING. The voting rights of shareholders of the New Trust and of Weitz Series Fund are based on the number of shares the shareholder owns. Each holder of a share of a Fund is entitled to one vote for each whole share and a proportionate fractional vote for each fractional share.

     SHAREHOLDER MEETINGS. The New Trust and Weitz Series Fund are not required to hold annual shareholder meetings. Under both governing instruments, shareholders owning at least 10% of the outstanding shares of a Fund may call a special meeting for any purpose.

     REORGANIZATION/COMBINATION TRANSACTIONS. Under the Delaware Trust Instrument, the Trustees may generally authorize mergers, consolidations, share exchanges and reorganizations of a

New Fund or the New Trust with another trust, series or other business organization without shareholder approval, although such approval may be separately required under the federal securities laws and rules thereunder. Under the Minnesota Charter, a majority of the outstanding shares of a Fund must approve the sale or exchange of all or substantially all of the property of the Fund to another business organization.

     AMENDMENT OF GOVERNING INSTRUMENT. Under the Delaware Trust Instrument, the Trustees may generally restate, amend or otherwise supplement the Delaware Trust Instrument without the approval of shareholders, subject to limited exceptions (such as amendments affecting shareholders' voting rights). The Minnesota Charter may generally only be amended by the affirmative vote of the majority of shareholders.

THE INVESTMENT ADVISORY AGREEMENTS

     The Reorganization Plan authorizes each Fund, while it is the sole shareholder of the corresponding New Fund, to approve new advisory agreements with Weitz & Co. ("Adviser") for each New Fund (each a "New Advisory Agreement") that are substantially identical to the current advisory agreements between the Weitz Series Fund, on behalf of each Fund, and the Adviser (each a "Current Advisory Agreement"), as further detailed below.

     Unless sooner terminated, each Fund's Current Advisory Agreement, and each proposed New Advisory Agreement, continues in effect for an initial period of two years and from year to year thereafter if such continuance is approved at least annually by the Board or by vote of a majority of the outstanding shares of the Fund, or the New Fund, as applicable, and a majority of the Board members who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any party to the Agreement by votes cast in person at a meeting called for such purpose. Each Current Advisory Agreement and each New Advisory Agreement is terminable at any time on 60 days' written notice without penalty by the Board members, by vote of a majority of the outstanding shares of the Fund, or the New Fund, as applicable, or by the Adviser. Each Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.

     Both the Current Advisory Agreements and the New Advisory Agreements provide that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the performance of the Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by the Adviser of its duties and obligations thereunder. The Agreements also provide that nothing in the Agreements will waive or limit any rights available under federal and state securities laws and other laws that may impose liabilities under certain circumstances on persons who act in good faith.

     The Adviser currently acts as investment adviser to the Funds pursuant to Current Advisory Agreements dated February 4, 2003 for each of the Value Fund, Hickory Fund, Fixed Income Fund and Government Money Market Fund. Under the Current Advisory Agreements, the Funds pay the Adviser fees for its services performed pursuant to these agreements. The fees, which are computed daily and paid monthly, are calculated as a percentage of the particular Fund's average daily net assets. The rate of advisory fees to be paid to the Adviser under the New Advisory Agreements with respect to the New Funds will be the same as under the Current Advisory Agreements for each corresponding Fund.

     The annual fee schedule for the Value Fund and the Hickory Fund is as follows:

                      AVERAGE DAILY NET ASSET BREAK POINTS

                             LESS THAN OR
        GREATER THAN           EQUAL TO           RATE
        $           0       $ 2,500,000,000       1.00%
        2,500,000,000         5,000,000,000       0.90%
        5,000,000,000                             0.80%

     Weitz & Co. receives an annual investment management fee equal to 0.50% of the average daily net assets of the Fixed Income Fund and the Government Money Market Fund. Each Fund pays all expenses directly attributable to it. Weitz & Co. has voluntarily agreed to reimburse the Value Fund and the Hickory Fund or to pay directly a portion of the respective Fund's expenses to the extent of the advisory fee paid if expenses, excluding taxes, interest and brokerage commission, exceed 1.50% of the respective Fund's annual average daily net assets. Weitz & Co. has also agreed voluntarily to reimburse the Fixed Income Fund and the Government Money Market Fund or to pay directly for a portion of the respective Fund's operating expenses to the extent of the advisory fee paid if the total of such expenses exceeds 1.00% of the respective Fund's annual average daily net assets.

     Investment advisory fees earned by the Adviser for services to the Value Fund, Hickory Fund, Fixed Income Fund and Government Money Market Fund for the fiscal year ended March 31, 2003 totaled $33,625,052, $2,316,754, $255,012 and
$299,148, respectively. After the Adviser waived fees, the Government Money Market Fund paid advisory fees in the amount of $149,574 for the fiscal year ended March 31, 2003.

INFORMATION REGARDING THE PROPOSED TRUSTEES

     In approving the Reorganization, you are voting in favor of the election of each of the following nominees as a trustee of the New Trust to hold office until the next meeting of shareholders at which trustees are elected or until their resignation, removal or death. Each of the nominees presently serve as a Director of the Weitz Series Fund. Pursuant to Rule 14a-4(d) under the Securities Exchange Act of 1934, each nominee has consented to be named in the Proxy Statement and to serve if elected. It is not expected that any of the nominees will decline or become unavailable for election, but in case this should happen, the discretionary power given in the proxy may be used to vote for a substitute nominee or nominees.

     Each of the Trustee nominees, their ages, and principal occupations during the past five years, are presented below.

                              PROPOSED
                           POSITION WITH                                                               OTHER
                           THE NEW TRUST      PRINCIPAL OCCUPATION      NUMBER OF PORTFOLIOS IN    DIRECTORSHIPS
    NAME, AGE, AND          AND TERM OF             DURING THE           FUND COMPLEX** TO BE         HELD BY
       ADDRESS                OFFICE*            PAST FIVE YEARS          OVERSEEN BY NOMINEE         NOMINEE
------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEE NOMINEES

LORRAINE CHANG                Trustee        Partner, The Public              6 Portfolios               None
Age: 52                                      Strategies Group
Suite 600                                    1999-Present;
1125 South 103 St.                           Independent Consultant
Omaha, NE 68124                              1995-1999

JOHN W. HANCOCK               Trustee        Partner, Hancock & Dana          6 Portfolios               None
Age: 56
Suite 600
1125 South 103 St.
Omaha, NE 68124

RICHARD HOLLAND               Trustee        Retired                          6 Portfolios               None
Age: 82
Suite 600
1125 South 103 St.
Omaha, NE 68124

DELMER L. TOEBBEN             Trustee        Retired, 1999-Present;           6 Portfolios               None
Age: 73                                      President, Curzon
Suite 600                                    Advertising and
1125 South 103 St.                           Displays Inc. 1977-1999
Omaha, NE 68124

INTERESTED TRUSTEE NOMINEES+

WALLACE R. WEITZ             President,      President, Wallace R.            6 Portfolios               N/A
Age: 54                      Treasurer,      Weitz & Company, Weitz
Suite 600                    Portfolio       Partners, Inc., Weitz
1125 South 103 St.            Manager,       Series Fund, Inc., The
Omaha, NE 68124               Trustee        Weitz Funds

THOMAS R. PANSING             Trustee        Partner, Gaines,                 6 Portfolios               N/A
Age: 59                                      Pansing & Hogan
Suite 600
1125 South 103 St.
Omaha, NE 68124

    NAME, AGE, AND         PROPOSED POSITION WITH THE NEW TRUST       PRINCIPAL OCCUPATION DURING THE
       ADDRESS                     AND TERM OF OFFICE*                        PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
OTHER OFFICERS WHO ARE NOT ALSO TRUSTEE NOMINEES
MARY K. BEERLING               Vice President and Secretary        Vice President, Wallace R. Weitz &
Age: 62                                                            Company, Weitz Series Fund, Inc.,
Suite 600                                                          Weitz Partners, Inc., The Weitz Funds
1125 South 103 St.
Omaha, NE 68124

LINDA L. LAWSON                       Vice President               Vice President, Wallace R. Weitz &
Age: 49                                                            Company, Weitz Series Fund, Inc.,
Suite 600                                                          Weitz Partners, Inc., The Weitz Funds
1125 South 103 St.
Omaha, NE 68124

----------
 * Trustees serve until his or her successor is elected and qualified or their resignation, removal or death. Officers are elected annually by the Trustees.

 ** As used in this Proxy Statement, "Fund Complex" includes the four New Funds of the New Trust, its existing series, Weitz Balanced Fund, and the Partners Value Fund, a series of Weitz Partners, Inc., which is also proposed to be reorganized as a series of the New Trust at the same time as the New Funds.

 + Mr. Weitz is a director and officer of Wallace R. Weitz & Company, investment adviser to Weitz Series Fund and to the New Trust, and as such is considered an "interested person" of Weitz Series Fund and the New Trust, as that team is defined in the Investment Company Act (an "interested trustee"). Mr. Pansing performs certain legal services for the investment adviser, Weitz Series Fund and the New Trust and, therefore, is also classified as an "interested trustee."

     The foregoing individuals proposed to serve as Trustees of the New Trust are subject to change. However, at all times a majority of the Board of Trustees will be Independent Trustees, and the nomination of new or additional Independent Trustees will be placed within the discretion of the then existing Independent Trustees.

OWNERSHIP OF SECURITIES

     Because the New Funds have not yet commenced operations, there are no outstanding New Fund shares. However, should the Reorganization be approved, the Nominees and officers of the New Trust who own shares of the Funds will own shares of the New Funds having the same net asset value on the Closing Date. For the period ended November 30, 2003, the dollar range of equity securities owned beneficially by each Nominee in the Funds and in any registered investment companies overseen by the Director within the same family of investment companies as the Funds is as follows:

                                                                    AGGREGATE DOLLAR RANGE OF EQUITY
                                                                 SECURITIES IN ALL REGISTERED INVESTMENT
                                   DOLLAR RANGE OF EQUITY           COMPANIES OVERSEEN BY TRUSTEE IN
     NAME OF TRUSTEE NOMINEE       SECURITIES IN THE FUNDS           FAMILY OF INVESTMENT COMPANIES
     ---------------------------------------------------------------------------------------------------
       WALLACE R. WEITZ                  Value Fund                           Over $
                                        Over $

                                      Fixed Income Fund
                                            None

                                Government Money Market Fund
                                        Over $

                                        Hickory Fund
                                        Over $

       THOMAS R. PANSING                 Value Fund                           Over $
                                        Over $

                                      Fixed Income Fund
                                            None

                                Government Money Market Fund
                                            None

                                        Hickory Fund
                                            None

       LORRAINE CHANG                    Value Fund                           Over $

                                                                    AGGREGATE DOLLAR RANGE OF EQUITY
                                                                 SECURITIES IN ALL REGISTERED INVESTMENT
                                   DOLLAR RANGE OF EQUITY           COMPANIES OVERSEEN BY TRUSTEE IN
     NAME OF TRUSTEE NOMINEE       SECURITIES IN THE FUNDS           FAMILY OF INVESTMENT COMPANIES
     ---------------------------------------------------------------------------------------------------
                                            None

                                      Fixed Income Fund
                                            None

                                Government Money Market Fund
                                            None

                                        Hickory Fund
                                            None

       JOHN W. HANCOCK                   Value Fund                           Over $
                                        Over $

                                      Fixed Income Fund
                                       $       -$

                                Government Money Market Fund
                                            None

                                        Hickory Fund
                                         $ -$

       RICHARD D. HOLLAND                Value Fund                           Over $
                                        Over $

                                      Fixed Income Fund
                                        Over $

                                Government Money Market Fund
                                        Over $

                                        Hickory Fund
                                            None

       DELMER L. TOEBBEN                 Value Fund                           Over $
                                        Over $

                                      Fixed Income Fund
                                            None

                                Government Money Market Fund
                                       $      -$

                                        Hickory Fund
                                            None

DIRECTOR COMPENSATION

     For their services as Directors of Weitz Series Fund, Weitz Partners, Inc. and as Trustees of The Weitz Funds, independent directors receive an annual retainer of $15,000, plus $3,000 for each regular meeting of the Board of Directors attended, $500 for each Committee meeting of the Board attended in person, and $750 for meetings of the Board attended by telephone, and are also reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Directors employed by the Adviser do not receive compensation.

The table below provides compensation information as of the fiscal year ending March 31, 2003. Compensation of the officers of the Fund is paid by Weitz & Co.

                                                                         TOTAL COMPENSATION
                                                                         FROM WEITZ SERIES
                                                  AGGREGATE            FUND, INC. AND WEITZ
                                               COMPENSATION FROM      PARTNERS, INC. PAID TO
                   NAME OF DIRECTOR         WEITZ SERIES FUND, INC.          DIRECTORS
             ----------------------------   -----------------------   -----------------------
             Lorraine Chang, Director              $ 14,813                   $ 24,500
             John W. Hancock, Director             $ 14,813                   $ 24,500
             Richard D. Holland, Director          $ 14,813                   $ 24,500
             Thomas R. Pansing, Director           $ 13,904                   $ 23,000
             Delmer L. Toebben, Director           $ 14,813                   $ 24,500
             Wallace R. Weitz, Director(1)            N/A                        N/A

----------
(1) As a director who is an officer of the investment adviser, Mr. Weitz received no compensation for his services as director.

     After the Reorganization, the Trustees for the New Trust will receive the same compensation as that received from Weitz Series Fund prior to the Reorganization. Costs will be allocated among the New Funds within the fund complex based on the respective Funds' net assets. The foregoing fees do not include the reimbursement of expenses incurred in connection with meeting attendance. Trustees who are employed by Weitz & Co. will receive no compensation from the New Trust.

BOARD MEETINGS AND COMMITTEES

     During the fiscal year ended March 31, 2003, the Board of Directors of Weitz Series Fund, consisting of four independent directors and two interested directors, met four times. It is expected that the Board will hold at least four regularly scheduled meetings during each fiscal year.

     Weitz Series Fund has the following two standing committees: Audit Committee and Corporate Governance Committee. The Committees are composed of all of the independent Directors of the Fund.

     The Audit Committee reviews the audit plan and results of audits, preapproves certain audit fees and generally monitors the performance of the Funds' independent certified public accountants. The Audit Committee also serves as a Valuation Committee, overseeing the Funds' procedures on valuation of portfolio securities. During the fiscal year ended March 31, 2003, the Audit Committee met twice.

     The Corporate Governance Committee performs various tasks related to Board governance procedures, including, without limitation, periodically reviewing Board composition and Director compensation, reviewing the responsibilities of Board committees and the need for additional committees, making nominations for independent director membership on the Board of Directors and evaluating candidates' qualifications for Board membership and their independence from Weitz & Co. The Committee will consider nominees recommended by shareholders of the Funds. Any such recommendations must be submitted in writing to Weitz Funds, 1125 South 103rd Street, Suite 600, Omaha, Nebraska 68124, Attention: Mary Beerling, Secretary. During the fiscal year ended March 31, 2003, the Corporate Governance Committee met once.

RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS

     The Reorganization Plan also authorizes each Fund, while it is the sole shareholder of the corresponding New Fund, to ratify the selection of PricewaterhouseCoopers LLP as the independent public auditors for the New Trust for the fiscal year ending March 31, 2004. PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, currently serves as independent auditors for Weitz Series Fund.

     Neither PricewaterhouseCoopers LLP nor any of its members have any material direct or indirect financial interest in Weitz Series Fund or in the New Trust. PricewaterhouseCoopers LLP, in accordance with Independence Standards Board Standard No. 1, has confirmed to the New Trust that they are independent auditors with respect to the New Funds. Since the New Funds have not yet commenced operations, the New Funds have paid no fees to PricewaterhouseCoopers LLP.

MANAGEMENT AND OTHER SERVICE PROVIDERS

     Set forth below is a description of the current service providers of Weitz Series Fund and the proposed service providers of the New Trust.

     THE ADVISER

     Wallace R. Weitz & Company is the Funds' investment adviser. Weitz & Co. is located at One Pacific Place, 1125 South 103rd Street, Suite 600, Omaha, Nebraska 68124. Weitz & Co. provides investment advice to each Fund and is responsible for the overall management of the Funds' business affairs, subject to the supervision of the Funds' Board of Directors. Weitz & Co. is a Nebraska corporation formed in March, 1983 and also serves as investment adviser to certain other entities, including, without limitation, Weitz Partners, Inc., and The Weitz Funds which are registered investment companies, three investment limited partnerships and certain individual accounts.

     The following table sets forth certain information with respect to the Adviser's executive officers and directors:

             NAME AND ADDRESS*                    PRINCIPAL OCCUPATION
             ------------------------------------------------------------------
             Wallace R. Weitz                    President and Director

             Barbara V. Weitz                    Secretary and Director

             Linda L. Lawson                         Vice President

             Mary K. Beerling            Vice President and Assistant Secretary

----------
             * The address for each officer and director is Suite 600, 1125 South 103 Street, Omaha, NE 68124-6008.

     Exhibit B sets forth the fees and other information regarding certain other investment companies with similar investment objectives advised by Weitz & Co.

     DISTRIBUTOR

     The Funds are distributed by Weitz Securities, Inc., a Nebraska corporation which is affiliated with Weitz & Co. Shares of each Fund are sold without any sales commissions or other transaction fees. Weitz & Co. pays any sales or promotional costs incurred in connection with the sale of the Funds' shares.

     ADMINISTRATOR

     Weitz & Co. also provides administrative services to each Fund pursuant to an Administration Agreement which provides that the Funds will pay Weitz & Co. a monthly administrative fee based on the average daily net assets of the Funds.

     SUB-TRANSFER AGENT

     Boston Financial Data Services, 330 W. 9th Street, Kansas City, Missouri 64105 is the sub-transfer agent for the Funds.

     CUSTODIAN

     Wells Fargo Bank Minnesota, National Association, Sixth and Marquette, Minneapolis, Minnesota 55479-001 will continue to serve as the New Funds' custodian.

                 FUND SHARES OWNED BY CERTAIN BENEFICIAL OWNERS

     As of December 1, 2003 the officers and directors of the Weitz Series Fund collectively owned the amounts of each Fund set forth below. Also as of that date, the following persons owned 5% or more of a Fund.

     VALUE FUND

     The officers and directors of the Funds collectively owned 987,058 shares or 0.8% of the Value Fund's outstanding shares.

                                                                         PERCENT
              NAME AND ADDRESS                                SHARES      OWNED
Customers of Charles Schwab & Co., Inc.                     38,385,848    32.9%
101 Montgomery Street
San Francisco, CA  94104-4122

Customers of National Financial Services Corp.              22,760,676    19.5%
200 Liberty Street, 5th Floor
1 World Financial Center
New York, NY  10281-1003

     HICKORY FUND

     The officers and directors of the Funds collectively owned 515,628 shares or 5.7% of the Hickory Fund's outstanding shares.

                                                                         PERCENT
              NAME AND ADDRESS                                SHARES      OWNED
Customers of Charles Schwab & Co., Inc.                      1,809,259    19.9%
101 Montgomery Street

San Francisco, CA  94104-4122

Wallace R. Weitz                                               479,457     5.3%
1125 South 103rd Street
Suite 600
Omaha, NE  68124-6008

     FIXED INCOME FUND

     The officers and directors of the Funds collectively owned 230,257 shares or 4.1% of the Fixed Income Fund's outstanding shares.

                                                                         PERCENT
              NAME AND ADDRESS                                SHARES      OWNED
Customers of Charles Schwab & Co., Inc.                      1,019,874    18.2%
101 Montgomery Street
San Francisco, CA  94104-4122

Customers of National Financial Services, Corp.                325,750     5.8%
200 Liberty Street
1 World Financial Center
New York,  NY  10281-1003

William C. Melcher                                             312,809     5.6%
c/o Weitz Funds
1125 South 103rd Street
Suite 600
Omaha, NE  68124-6008

     GOVERNMENT MONEY MARKET FUND

     The officers and directors of the Funds collectively owned 29,085,422 shares or 46.5% of the Government Money Market Fund's outstanding shares.

                                                                         PERCENT
              NAME AND ADDRESS                                SHARES      OWNED
Wallace R. Weitz                                            28,456,063    45.5%
1125 South 103rd Street, Suite 600
Omaha, NE  68124-6008

                                   PROPOSAL 2

                            (VALUE AND HICKORY FUNDS)

              APPROVAL OF CHANGES IN CERTAIN FUNDAMENTAL INVESTMENT
                                  RESTRICTIONS

     The Investment Company Act of 1940 (the "1940 Act") requires all mutual funds, including the Weitz Series Fund, to adopt certain investment restrictions as "fundamental" restrictions. Fundamental restrictions may be modified or eliminated only with the approval of the requisite vote of each Fund's outstanding voting securities. Upon the recommendation of management of the Weitz Series Fund, the Directors have reviewed the Value and Hickory Fund's current fundamental investment restrictions and have recommended that several of the fundamental policies be eliminated or amended in order to increase the investment flexibility of the Funds and to simplify and modernize the restrictions to conform with recent changes in the law.

     For example, in 1996, Congress enacted the National Securities Markets Improvement Act of 1996 ("NSMIA"), which preempted state "blue sky" securities regulation of all mutual funds. Since many of the investment restrictions initially adopted by the Funds were imposed by the states, these investment restrictions no longer apply. Additionally, some of the Funds' other investment restrictions are more restrictive than the 1940 Act would require. As a result, certain changes are proposed in order to preserve the ability of the Funds to respond to favorable future legal, regulatory, market or technical changes.

     While the increased flexibility may mean that the Funds will be subject to greater risk, the Directors do not anticipate that the proposed changes, individually or in the aggregate, will change the overall level of risk associated with investing in each of the Funds. Furthermore, the Directors want to assure you that these amendments do not indicate a departure from the principal investment objectives and strategies long held by the Funds' management.

     Each of the investment restrictions proposed to be amended or eliminated, as well as the reason for each proposal, is outlined below.

PROPOSAL 2.1 - UNDERWRITE SECURITIES

     To amend the investment restriction that currently provides that each Fund may not:

          Underwrite the securities of other issuers, except the Funds may acquire restricted securities under circumstances such that, if the securities are sold, the Funds might be deemed to be an underwriter for purposes of the Securities Act of 1933.

     If the proposed amendment is approved by the shareholders, the restriction would read that each Fund may not:

          Underwrite or deal in offerings of securities of other issuers as a sponsor or underwriter in any way.

     The revisions to this fundamental restriction are merely to provide the Funds with maximum flexibility that is available under applicable law. In the event that this Proposal 2.1 is approved, it may minimize the necessity for the Funds to obtain shareholder approval in order to take advantage of changes in applicable law and regulatory policy or to employ new types of investment opportunities and investment practices that are consistent with each Fund's investment objectives and policies and with applicable law and regulatory policy.

PROPOSAL 2.2 - INVESTMENTS IN REAL ESTATE

     To amend the investment restriction that currently provides that each Fund may not:

          Purchase or sell real estate or interests in real estate, but the Funds may purchase marketable securities of companies holding real estate or interests in real estate.

     If the proposed amendment is approved by shareholders, the restriction would read that each Fund may not:

          Purchase or sell real estate except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

     The revisions to this fundamental restriction are merely to provide the Funds with maximum flexibility that is available under applicable law. In the event that this Proposal 2.2 is approved, it may minimize the necessity for the Funds to obtain shareholder approval in order to take advantage of changes in applicable law and regulatory policy or to employ new types of investment opportunities and investment practices that are consistent with each Fund's investment objectives and policies and with applicable law and regulatory policy.

PROPOSAL 2.3 - INVESTMENTS IN COMMODITIES

     To amend the investment restriction that currently provides that each Fund may not:

          Purchase or sell commodities or commodity future contracts.

     If the proposed amendment is approved by the shareholders, the investment restriction would read that each Fund may not:

          Purchase or sell physical commodities or commodity futures contracts, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction from time to time.

     The current restriction prohibits the Funds from investing in commodities or commodity futures contracts. The proposed restriction, while continuing to prohibit the purchase of physical commodities, would permit each Fund to purchase and sell futures contracts and options on futures contracts and would continue to allow the Funds to purchase and sell options. Such strategies are generally accepted under modern portfolio management and are regularly used by many mutual funds and other institutional investors.

     To the extent a Fund invests in these derivative instruments, the Fund will be subject to certain risks. These risks include possible default by the other party to the transaction, illiquidity, and to the extent the Funds' view as to certain market movements is incorrect, the risk that the use of such transactions could result in losses greater than if they had not been used. The use of options may result in losses to a Fund, force the sale or purchase of securities at inopportune times or for prices other than current market values, limit the amount of appreciation a Fund can realize on its investments or cause a Fund to hold a security it might otherwise sell. The ability of each Fund to engage in futures contracts and options on futures will be subject to applicable rules of the Commodity Futures Trading Commission ("CFTC"). Under current CFTC rules, non-hedging transactions are subject to either of two alternative limitations. Under one alternative, the aggregate initial margin and premiums required to establish non-hedging positions in futures contracts and options may not exceed 5% of the fair market value of a Fund's net assets (after taking into account unrealized profits and unrealized losses on any such contracts). Under the other alternative, which has been established by the CFTC on a temporary basis, the aggregate net notional value of non-hedging futures contracts and related options may not exceed the liquidation value of a Fund's portfolio (after taking into account unrealized profits and unrealized losses on any such contracts).

     In the event that this Proposal 2.3 is approved, the Funds would have authority to make investments in each of these areas, all of which may have certain risks associated with them.

PROPOSAL 2.4 - ISSUING SENIOR SECURITIES

     To amend the investment restriction that currently provides that each Fund may not:

          Issue any senior securities (as defined in the Investment Company Act of 1940, as amended) other than that as set forth below in restriction number 6, (Proposal 2.6 below) except to the extent that the Funds are permitted to use options.

     If the proposed amendment is approved by shareholders, the restriction would read that each Fund may not:

          Issue any senior security, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

     A "senior security" is an obligation of a Fund with respect to its earnings or assets that takes precedence over the claims of the Fund's shareholders with respect to the same earnings. SEC staff interpretations allow the Funds to engage in a number of types of transactions that could raise senior securities issues, provided that they meet certain collateral requirements designed to protect shareholders. For example, short sales, certain options and futures transactions, reverse repurchase agreements and any securities transactions that obligate a Fund to pay money at a future date (such as when-issued, forward commitment, or delayed delivery transactions) are permitted investments that may raise these issues. In the event that this Proposal 2.4 is approved, the Funds would have a more standardized senior securities restriction.

PROPOSAL 2.5 - MAKING LOANS

     To amend the investment restriction that currently provides that each Fund may not:

          Make loans to other persons except by the purchase of a portion of an issue of publicly distributed bonds, debentures or other debt securities; provided, however, that the Funds may purchase privately sold bonds, debentures or other debt securities immediately convertible into equity securities, subject to the restrictions applicable to the purchase of restricted or illiquid securities.

     If the proposed amendment is approved by shareholders, the restriction would read that each Fund may not:

          Make loans to others, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

     The proposed revision would amend the restriction on making loans to permit each Fund to engage in securities lending to the extent permitted by SEC policy. The main risk in lending securities, as with other extensions of credit, is the possibility that the borrower may fail to honor its obligations, causing a loss for the Funds. However, the SEC currently permits loans of mutual funds' securities up to one-third of its assets, including any collateral received from the loan, provided that loans are 100% collateralized by cash or cash equivalents on a market to market basis. In the event this Proposal 2.5 is approved, the Funds would be able to take full advantage of this policy.

PROPOSAL 2.6 - BORROWING

     To amend the investment restriction that currently provides that each Fund may not:

          Borrow money except for temporary or emergency purposes and then only from banks and in an aggregate amount not exceeding 5% of the value of the respective Fund's net assets at the time any borrowing is made.

     If the proposed amendment is approved by shareholders, the restriction would read that each Fund may not:

          Borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

     The Funds' current restriction on borrowing limits the amounts each Fund may borrow up to 5% of its assets and only then as a temporary measure. The 1940 Act permits a Fund to borrow up to an amount that has 300% asset coverage, which effectively permits a Fund to borrow up to one-third of its assets measured after the borrowing, plus an additional 5% for temporary purposes. Since the Funds' investment restriction is more restrictive than the current law, the proposed change would give the Funds' investment adviser maximum flexibility in managing each Fund's assets.

     In the event this Proposal 2.6 is approved, the Funds would have greater borrowing authority than they currently have. Should the Funds choose in the future to borrow amounts in excess of what they currently borrow under the present investment restriction, the volatility of the Funds' net asset value may increase. Additionally, money borrowed would be subject to interest and other costs. These costs may exceed the gain on securities purchased with borrowed funds.

PROPOSAL 2.7 - PURCHASING SECURITIES ON MARGIN

     To eliminate the investment restriction that currently provides that each Fund may not:

          Purchase securities on margin; provided, however the Funds may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.

     Applicable federal law currently does not require the Funds to have a fundamental investment restriction regarding purchasing securities on margin. The elimination of this fundamental investment restriction is merely to provide the Funds with maximum flexibility. The Funds would remain subject to the applicable provisions of the 1940 Act relating to purchases of securities on margin.

PROPOSAL 2.8 - PARTICIPATION IN SECURITIES TRADING ACCOUNTS

     To eliminate the investment restriction that currently provides that each Fund may not:

          Participate on a joint or joint and several basis in any securities trading account.

     Applicable federal law currently does not require the Funds to have a fundamental investment restriction regarding participation in securities trading accounts. The elimination of this fundamental investment restriction is merely to provide the Funds with maximum flexibility. The Funds would remain subject to the applicable provisions of the 1940 Act relating to participating in securities trading accounts.

PROPOSAL 2.9 - INVESTMENTS FOR EXERCISING CONTROL OVER AN ISSUER

     To eliminate the investment restriction that currently provides that each Fund may not:

          Invest in companies for the purpose of exercising management or control.

     The restriction on investing in a security for the purpose of obtaining or exercising control over the issuer was based on the requirements formerly imposed by state "blue sky" regulators, as a condition to registration. As a result of NSMIA, this restriction is no longer required and the Directors propose that it be eliminated from the Funds' fundamental investment restrictions.

     The Fund would remain subject to the applicable provisions of the 1940 Act that restrict the ability of an investment company to invest for control. Management of the Funds does not anticipate making investments that are for the purposes of obtaining or exercising voting control over any issuer.

PROPOSAL 2.10 - INDUSTRY CONCENTRATION

     To amend the investment restriction that currently provides that each Fund may not:

          Invest more than 25% of the value of its net assets in the securities of any one industry.

     If the proposed amendment is approved by shareholders, the restriction would read that each Fund may not:

          Invest more than 25% of the value of its total assets in the securities of any one industry. This restriction does not apply to securities of the U.S. Government or its agencies or instrumentalities and repurchase agreements relating thereto.

     The proposed revision would modify the application of the restriction to securities issued by the U.S. Government or its agencies or instrumentalities and repurchase agreements relating thereto. In the event Proposal 2.10 is approved, the Funds would have a more standardized industry concentration restriction.

PROPOSAL 2.11 - INVESTMENT OBJECTIVE AND STRATEGY

     To eliminate the investment restriction that currently provides that each Fund may not:

          Adopt any investment objective other than as described under the caption "Investment Objective and Strategy."

     As described under the caption "Investment Objective and Strategy" in the Funds' Statement of Additional Information, the investment objective of the Value Fund and the Hickory Fund is capital appreciation. Each of the Funds seeks to achieve its objective by investing primarily in common stocks and a variety of securities convertible into common stocks such as rights, warrants, convertible preferred stocks and convertible bonds. The Funds may also invest in other securities of a company not convertible into common stock, such as bonds and preferred stock, which Weitz & Co., the Funds' investment adviser, determines may offer the opportunity for capital appreciation. Such convertible or non-convertible securities may be investment grade, non-investment grade or unrated. The receipt of income is considered a secondary objective, as some investments may yield dividends, interest or other income. Each Fund's investment strategy (which is called "value investing") is to (1) identify attractive businesses that the investment adviser can understand and which have honest, competent management, (2) estimate the price that an informed, rational buyer would pay for 100% of that business, and then (3) buy securities of the business if they are available at a significant discount to this "business value" or "private market value." The valuation process may focus on asset values, earning power, the intangible value of a company's franchise, or a combination of these variables, depending on the type of business and other factors. Purchasing securities at a discount to value is intended to provide what Benjamin Graham called a "margin of safety." The margin of safety does not eliminate risk, but is intended to reduce the likelihood of permanent loss of capital.

     Applicable federal law does not require the Funds to have an investment restriction regarding investment objectives and strategies. The elimination of this fundamental investment restriction is merely to provide the Funds with maximum flexibility. Management of the Funds, however, does not currently anticipate acting on any such increased flexibility, including changing the investment objective of the Funds.

PROPOSAL 2.12 - DIVERSIFICATION (HICKORY FUND ONLY)

     To amend the investment restriction that currently provides that the Hickory Fund may not:

          As to 50% of its total assets, invest more than 5% of its total assets, taken at market value at the time of a particular purchase, in securities of any one issuer (other than in U.S. Government securities), nor own more than 10% of the outstanding voting securities of any one issuer.

     If the proposed amendment is approved by shareholders, the restriction would read that the Hickory Fund may not:

          As to 50% of its total assets, (a) invest more than 5% of its total assets (taken at market value at the time of each investment) in the securities of any one issuer, nor (b) purchase more than 10% of the outstanding voting securities of an issuer, except that such restrictions shall not apply to securities issued or guaranteed by the United States government or its agencies, bank money instruments or bank repurchase agreements.

     The revisions to this fundamental restriction merely state the restriction in a more standardized manner, but do not change the substance of the Fund's current diversification required.

PROPOSAL 2.13 - DIVERSIFICATION (VALUE FUND ONLY)

     To amend the investment restriction that currently provides that the Value Fund may not:

          As to 75% of its total assets, invest more than 5% of its total assets, taken at market value at the time of a particular purchase, in securities of any one issuer (other than in U.S. Government securities), nor own more than 10% of the outstanding voting securities of any one issuer.

     If the proposed amendment is approved by shareholders, the restriction would read that the Value Fund may not:

          As to 50% of its total assets, (a) invest more than 5% of its total assets (taken at market value at the time of each investment) in the securities of any one issuer, nor (b) purchase more than 10% of the outstanding voting securities of an issuer, except that such restrictions shall not apply to securities issued or guaranteed by the United States government or its agencies, bank money instruments or bank repurchase agreements.

     Currently, the Value Fund is considered to be a "diversified" fund. As that term is used in the 1940 Act, a diversified fund may not, with respect to 75% of a fund's total assets (1) invest more than 5% of that fund's total assets in the securities of one issuer, or (2) hold more than 10% of its securities in a single issuer (the "75% test"). Under the 1940 Act, a "non-diversified" fund is any fund that is not considered diversified and is not, therefore, constrained by the 75% test. The Board has proposed that the Value Fund be reclassified as a "non-diversified" fund, effective upon obtaining shareholder approval. The effect of this change will mean that the Value Fund may invest a greater portion of its assets in fewer issuers. If the Fund's shareholders do not approve the proposal, then the Value Fund will remain a diversified fund subject to the 75% test.

     Even if shareholders approve the change of the Fund's diversified status, the Value Fund will nonetheless be constrained under applicable provisions of the Internal Revenue Code of 1986, as amended (the "Tax Code"), which require that at the end of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's total assets be represented by cash and cash items, U.S. government securities, securities of other regulated investment companies and other securities. For this purpose, "other securities" do not include investments in the securities of any one issuer that represents more than 5% of the value of the Fund's total assets or more than 10% of the issuer's outstanding voting securities. In addition, the Tax Code provides that at the end of each quarter of a taxable year, not more than 25% of a fund's total assets be invested in the securities of any one issuer, except for the securities of the U.S. government or other regulated investment companies.

     The change is sought in order to provide the Fund's investment adviser with more flexibility to achieve the Fund's investment objective. If the Fund is reclassified as a non-diversified fund, then its portfolio may include the securities of a smaller total number of issuers than if it remained a diversified fund. In these circumstances, changes in the financial condition or market assessment of a single issuer may cause greater fluctuation and volatility in the Fund's total returns or asset valuations than if the Fund were required to hold smaller positions of the securities of a larger number of issuers.

                                   PROPOSAL 3

                               (FIXED INCOME FUND)

              APPROVAL OF CHANGES IN CERTAIN FUNDAMENTAL INVESTMENT
                                  RESTRICTIONS

     The Investment Company Act of 1940 (the "1940 Act") requires all mutual funds, including the Weitz Series Fund, to adopt certain investment restrictions as "fundamental" restrictions. Fundamental restrictions may be modified or eliminated only with the approval of the requisite vote of the Fund's outstanding voting securities. Upon the recommendation of management of the Weitz Series Fund, the Directors have reviewed the Fixed Income Fund's current fundamental investment restrictions and have recommended that several of the fundamental policies be eliminated or amended in order to increase the investment flexibility of the Fund and to simplify and modernize the restrictions to conform with recent changes in the law.

     For example, in 1996, Congress enacted the National Securities Markets Improvement Act of 1996 ("NSMIA"), which preempted state "blue sky" securities regulation of all mutual funds. Since many of the investment restrictions initially adopted by the Fund were imposed by the states, these investment restrictions no longer apply. Additionally, some of the Fund's other investment restrictions are more restrictive than the 1940 Act would require. As a result, certain changes are proposed in order to preserve the ability of the Fund to respond to favorable future legal, regulatory, market or technical changes.

     While the increased flexibility may mean that the Fund will be subject to greater risk, the Directors do not anticipate that the proposed changes, individually or in the aggregate, will change the overall level of risk associated with investing in the Fund. Furthermore, the Directors want to assure you that these amendments do not indicate a departure from the principal investment objectives and strategies long held by the Fund's management.

     Each of the investment restrictions proposed to be amended or eliminated, as well as the reason for each proposal, is outlined below.

PROPOSAL 3.1 - INDUSTRY CONCENTRATION

     To amend the investment restriction that provides that the Fund may not:

          Invest 25% or more of the value of its total assets in the securities of issuers conducting their principal business activities in any one industry. This restriction does not apply to securities of the U.S. Government or its agencies and instrumentalities and repurchase agreements relating thereto. The various types of utilities companies such as gas, electric, telephone, telegraph, satellite and microwave communications companies, are considered as separate industries.

     If the proposed amendment is approved by shareholders, the restriction would read that the Fund may not:

          Invest more than 25% of the value of its total assets in the securities of any one industry. This restriction does not apply to securities of the U.S. Government or its agencies or instrumentalities and repurchase agreements relating thereto.

     The proposed revision would remove the reference to various utilities companies. In the event Proposal 3.1 is approved, the Fund would have a more standardized industry concentration restriction.

PROPOSAL 3.2 - INVESTMENTS IN "UNSEASONED COMPANIES"

     To eliminate the investment restriction that currently provides that the Fund may not:

          Invest more than 5% of the value of its total assets in the securities of any issuers which, with their predecessors, have a record of less than three years' continuous operation. (Securities of such issuers will not be deemed to fall within this limitation if they are guaranteed by an entity in continuous operation for more than three years.) The value of all securities issued or guaranteed by such guarantor and owned by the Fund shall not exceed 10% of the value of the total assets of the Fund.

     The restriction on investing in companies who have been in business for less than 3 years was based on the requirements formerly imposed by state "blue sky" regulators as a condition to registration. As a result of NSMIA, this restriction is no longer required and the Directors propose that it be eliminated from the Fund's fundamental investment restrictions.

     Investments in the shares of issuers that do not have operating histories longer than 3 years may involve certain risks. Such companies may not have experience in operating through prolonged periods of economic difficulty and, as a result, the price of their shares may be more volatile than the shares of companies that have longer operating histories.

PROPOSAL 3.3 - ISSUING SENIOR SECURITIES

     To amend the investment restriction that currently provides that the Fund may not:

          Issue any senior securities (as defined in the Investment Company Act of 1940, as amended), other than as set forth in restriction number 4 below (Proposal 3.4) and except to the extent that using options and futures contracts may be deemed to constitute issuing a senior security.

     If the proposed amendment is approved by shareholders, the restriction would read that the Fund may not:

          Issue any senior security, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

     A "senior security" is an obligation of a Fund with respect to its earnings or assets that takes precedence over the claims of the Fund's shareholders with respect to the same earnings. SEC staff interpretations allow the Fund to engage in a number of types of transactions that could raise senior securities issues, provided that they meet certain collateral requirements designed to protect shareholders. For example, short sales, certain options and futures transactions, reverse repurchase agreements and any securities transactions that obligate a Fund to pay money at a future date (such as when-issued, forward commitment, or delayed delivery transactions) are permitted investments that may raise these issues. In the event that this Proposal 3.3 is approved, the Fund would have a more standardized senior securities restriction.

PROPOSAL 3.4 - BORROWING

     To amend the investment restriction that provides that the Fund may not:

          Borrow money except from banks for temporary or emergency purposes and then only in an amount not exceeding 5% of the value of the Fund's net assets at the time any borrowing is made.

     If the proposed amendment is approved by shareholders, the restriction would read that the Fund may not:

          Borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

     The Fund's current restriction on borrowing limits the amounts the Fund may borrow up to 5% of its assets and only then as a temporary measure. The 1940 Act permits a Fund to borrow up to an amount that has 300% asset coverage, which effectively permits a Fund to borrow up to one-third of its assets measured after the borrowing, plus an additional 5% for temporary purposes. Since the Fund's investment restriction is more restrictive than the current law, the proposed change would give the Fund's investment adviser maximum flexibility in managing the Fund's assets.

     In the event this Proposal 3.4 is approved, the Fund would have greater borrowing authority than it currently has. Should the Fund choose in the future to borrow amounts in excess of what it currently borrows under the present investment restriction, the volatility of the Fund's net asset value may increase. Additionally, money borrowed would be subject to interest and other costs. These costs may exceed the gain on securities purchased with borrowed funds.

PROPOSAL 3.5 - PLEDGING ASSETS

     To eliminate the investment restriction that currently provides that the Fund may not:

          Mortgage, pledge or hypothecate its assets except in an amount not exceeding 10% of the value of its total assets to secure temporary or emergency borrowing.

          For purposes of this policy, collateral arrangements for margin deposits on futures contracts or with respect to the writing of options are not deemed to be a pledge of assets.

     Applicable federal law currently does not require the Fund to have a fundamental investment restriction on pledging assets. The elimination of this fundamental investment restriction is merely to provide the Fund with maximum flexibility. The Fund would remain subject to the applicable provisions of the 1940 Act relating to pledging assets.

PROPOSAL 3.6 - SHORT SALES

     To eliminate the investment restriction that provides that the Fund may not:

          Make short sales of securities or maintain a short position; except that the Fund may make short sales against the box or maintain short positions if at all times when a short position is open the Fund owns an amount of identical securities equal to the amount of securities sold short; no more than 10% of the Fund's net assets (taken at current value) will be held as collateral for such short sales at any one time. (A short position in a futures contract is not considered a short sale for this purpose.)

     The restriction on selling securities short was based on the requirements formerly imposed by state "blue sky" regulators as a condition to registration. As a result of NSMIA, this restriction is no longer required and the Directors propose that it be eliminated from the Fund's fundamental investment restrictions.

     The Fund would remain subject to applicable provisions of the 1940 Act relating to short-sale transactions. Short sale transactions occur when a Fund sells a borrowed security and agrees to return the same security to the lender. Generally, the Fund would be permitted only to engage in short-sale transactions "against the box," in which case the Fund owns or has the right to obtain securities identical to those sold short.

PROPOSAL 3.7 - PURCHASING SECURITIES ON MARGIN

     To eliminate the investment restriction that currently provides that the Fund may not:

          Purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions and except that the Fund may make margin deposits in connection with futures contracts.

     Applicable federal law currently does not require the Fund to have a fundamental investment restriction regarding purchasing securities on margin. The elimination of this fundamental investment restriction is merely to provide the Fund with maximum flexibility. The Fund would remain subject to the applicable provisions of the 1940 Act relating to purchases of securities on margin.

PROPOSAL 3.8 - INVESTMENT IN BOND INDEX FUTURES

     To eliminate the investment restriction that currently provides that the Fund may not:

          Write, purchase or sell puts, calls and purchase and sell puts and calls on bond index futures except as bona fide hedging activities as described in Appendix B (to the Fund's Statement of Additional Information).

     Applicable federal law currently does not require the Fund to have a fundamental investment restriction on investing in bond index futures. The elimination of this fundamental investment restriction is merely to provide the Fund with maximum flexibility. Management of the Fund, however, does not currently anticipate acting on such increased investment authority with respect to these particular types of investments. The Fund would use bond index futures contracts and related options for hedging and not for speculation. Hedging permits the Fund to gain rapid exposure to or protect itself from changes in the market.

PROPOSAL 3.9 - INVESTMENTS FOR EXERCISING CONTROL OVER AN ISSUER

     To eliminate the investment restriction that currently provides that the Fund may not:

          Invest for the purpose of exercising control or management.

     The restriction on investing in a security for the purpose of obtaining or exercising control over the issuer was based on the requirements formerly imposed by state "blue sky" regulators as a condition to registration. As a result of NSMIA, this restriction is no longer required and the Directors propose that it be eliminated from the Fund's fundamental investment restrictions.

     The Fund would remain subject to applicable provisions of the 1940 Act that restrict the ability of an investment company to invest for control. Management of the Fund does not anticipate making investments that are for the purposes of obtaining or exercising voting control over any issuer.

PROPOSAL 3.10 - INVESTMENTS IN COMMODITIES

     To amend the investment restriction that provides that the Fund may not:

          Purchase or sell commodities or commodity futures contracts, except that the Fund may purchase and sell interest rate futures, bond index futures and options thereon for bona fide hedging purposes.

     If the proposed amendment is approved by the shareholders, the investment restriction would read that the Fund may not:

          Purchase or sell physical commodities or commodity futures contracts, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction from time to time.

     The current restriction prohibits the Fund from investing in commodities or commodity futures contracts. The proposed restriction, while continuing to prohibit the purchase of physical commodities, would permit the Fund to purchase and sell options, futures contracts and options on futures contracts. Such strategies are generally accepted under modern portfolio management and are regularly used by many mutual funds and other institutional investors.

     To the extent a Fund invests in these derivative instruments, the Fund will be subject to certain risks. These risks include possible default by the other party to the transaction, illiquidity, and to the extent the Fund's view as to certain market movements is incorrect, the risk that the use of such transactions could result in losses greater than if they had not been used. The use of options may result in losses to the Fund, force the sale or purchase of securities at inopportune times or for prices other than current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The ability of the Fund to engage in futures contracts and options on futures will be subject to applicable rules of the Commodity Futures Trading Commission ("CFTC"). Under current CFTC rules, non-hedging transactions are subject to either of two alternative limitations. Under one alternative, the aggregate initial margin and premiums required to establish non-hedging positions in futures contracts and options may not exceed 5% of the fair market value of the Fund's net assets (after taking into account unrealized profits and unrealized losses on any such contracts). Under the other alternative, which has been established by the CFTC on a temporary basis, the aggregate net notional value of non-hedging futures contracts and related options may not exceed the liquidation value of the Fund's portfolio (after taking into account unrealized profits and unrealized losses on any such contracts).

     In the event that this Proposal 3.10 is approved, the Fund would have authority to make investments in each of these areas, all of which may have certain risks associated with them. Management of the Fund, however, does not currently anticipate acting on any such increased investment authority with respect to these particular types of investments.

PROPOSAL 3.11 - INVESTMENTS IN REAL ESTATE

     To amend the investment restriction that currently provides that the Fund may not

          Purchase or sell real estate or real estate mortgage loans, except that the Fund may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein.

     If the proposed amendment is approved by shareholders, the restriction would read that the Fund may not:

          Purchase or sell real estate except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

     The revisions to this fundamental restriction are merely to provide the Fund with maximum flexibility that is available under applicable law. In the event that this Proposal 3.11 is approved, it may minimize the necessity for the Fund to obtain shareholder approval in order to take advantage of changes in applicable law and regulatory policy or to employ new types of investment opportunities and investment practices that are consistent with the Fund's investment objectives and policies and with applicable law and regulatory policy.

PROPOSAL 3.12 - INVESTMENTS IN OIL, GAS OR MINERAL LEASES

     To eliminate the investment restriction that currently provides that the Fund may not:

          Purchase or sell oil, gas or other mineral leases, rights or royalty contracts, except that the Fund may purchase or sell securities of companies investing in the foregoing.

     Applicable federal law currently does not require the Fund to have a fundamental investment restriction relating to investing in oil, gas or mineral leases. The elimination of this fundamental investment restriction is merely to provide the Fund with maximum flexibility. Management of the Fund, however, does not currently anticipate acting on any such increased investment authority with respect to these particular types of investments.

PROPOSAL 3.13 - PARTICIPATION IN SECURITIES TRADING ACCOUNTS

     To eliminate the investment restriction that currently provides that the Fund may not:

          Participate on a joint or a joint and several basis in any securities trading account (as prohibited by Section 12(a)2 of the Investment Company Act of 1940) except to the extent that the staff of the Securities and Exchange Commission may in the future grant exemptive relief therefrom.

     Applicable federal law currently does not require the Fund to have a fundamental investment restriction regarding participation in securities trading accounts. The elimination of this fundamental investment restriction is merely to provide the Fund with maximum flexibility. The Fund would remain subject to the applicable provisions of the 1940 Act relating to participating in securities trading accounts.

PROPOSAL 3.14 - UNDERWRITE SECURITIES

     To amend the investment restriction that provides that the Fund may not:

          Act as an underwriter of securities of other issuers, except the Fund may acquire restricted securities under circumstances such that, if the securities are sold, the Fund might be deemed an underwriter for purposes of the Securities Act of 1933.

     If the proposed amendment is approved by the shareholders, the restriction would read that the Fund may not:

          Underwrite or deal in offerings of securities of other issuers as a sponsor or underwriter in any way.

     The revisions to this fundamental restriction are merely to provide the Fund with maximum flexibility that is available under applicable law. In the event that this Proposal 3.14 is approved, it may minimize the necessity for the Funds to obtain shareholder approval in order to take advantage of changes in applicable law and regulatory policy or to employ new types of investment opportunities and investment practices that are consistent with the Fund's investment objectives and policies and with applicable law and regulatory policy.

PROPOSAL 3.15 - INVESTMENTS IN RESTRICTED AND ILLIQUID SECURITIES

     To eliminate the investment restriction that currently provides that the Fund may not:

          Invest more than 10% of the Fund's net assets in (i) restricted securities and other illiquid assets, such as securities with no readily available market quotation or (ii) repurchase agreements with maturities of more than seven days.

     Applicable federal law currently does not require the Fund to have a fundamental investment restriction on investing in restricted and illiquid securities. The elimination of this fundamental investment restriction is merely to provide the Fund with maximum flexibility. The Fund would remain subject to the applicable provisions of the 1940 Act relating to investing in restricted and illiquid securities. The Fund currently does not expect to invest in any restricted or illiquid securities which would cause the then aggregate value of all such securities to exceed 15% of the value of the Fund's net assets.

PROPOSAL 3.16 - INVESTMENTS IN FOREIGN SECURITIES

     To eliminate the investment restriction that currently provides that the Fund may not:

          Invest more than 5% of its total assets in foreign securities.

     Applicable federal law currently does not require the Fund to have a fundamental investment restriction on investing in foreign securities. The elimination of this fundamental investment restriction is merely to provide the Fund with maximum flexibility. The Fund currently does not anticipate investing any significant portion of its assets in foreign securities. The Fund anticipates that not more than 25% of the value of its total assets would be invested in securities of foreign issuers and obligors.

     Investors should recognize that investments in foreign companies involve certain risks that are not typically associated with investing in domestic companies. An investment may be affected by changes in currency rates and in exchange control regulations. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies, and there may be less publicly available information about a foreign company than about a domestic company. Some foreign stock markets may have substantially less trading activity than the American securities markets, and securities of some foreign companies may be less liquid than securities of comparable domestic companies. Also, commissions on transactions in foreign securities may be higher than similar transactions on domestic stock markets and foreign governments may impose taxes on securities transactions or ownership. There is generally less governmental regulation of stock exchanges, brokers, and listed and unlisted companies in foreign countries than in the United States. In addition, individual foreign economies may differ favorably or unfavorably from the economy of the United States in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

PROPOSAL 3.17 - INVESTMENT IN OTHER INVESTMENT COMPANIES

     To eliminate the investment restriction that currently provides that the Fund may not:

          Purchase the securities of other investment companies, except as provided by Section 12(d)(1)(F) of the Investment Company Act of 1940 in the open market where to the best information of Weitz & Co. no commission, profit, or sales load to a sponsor or dealer (other than the customary broker's commission) results from such a purchase and where immediately after such purchase or acquisition (i) not more than 3% of the total outstanding stock of such issuer is owned by the Fund and all affiliated persons of the Fund, (ii) no issuer of a security acquired by the Fund pursuant to this restriction is obligated to redeem such security in an amount exceeding 1% of the issuer's total outstanding securities during any period of less than 30 days, and (iii) the purchase of such securities does not exceed 10% of the total assets of the Fund.

     This restriction was based on the requirements formerly imposed by state "blue sky" regulators as a condition to registration. As a result of NSMIA, this restriction is no longer required. However, the Fund would remain subject to the limitations on investments in other investment companies imposed on all mutual funds under the 1940 Act, which are currently generally similar to the limitations imposed by the existing restriction.

PROPOSAL 3.18 - MAKING LOANS

     To amend the investment restriction that currently provides that the Fund may not.

          Make loans to other persons except that the Fund may purchase fixed income securities and enter into repurchase agreements on U.S. Government securities.

     If the proposed amendment is approved by shareholders, the restriction would read that the Fund may not:

          Make loans to others, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

     The proposed revision would amend the restriction on making loans to permit the Fund to engage in securities lending to the extent permitted by SEC policy. The main risk in lending securities, as with other extensions of credit, is the possibility that the borrower may fail to honor its obligations, causing a loss for the Fund. However, the SEC currently permits loans of mutual funds' securities up to one-third of its assets, including any collateral received from the loan, provided that loans are 100% collateralized by cash or cash equivalents on a market to market basis. In the event this Proposal 3.18 is approved, the Fund would be able to take full advantage of this policy.

PROPOSAL 3.19 - INVESTMENTS IN HIGH YIELD DEBT SECURITIES ("JUNK BONDS")

     To eliminate the investment restriction that currently provides that the Fund may not:

          Invest more than 15% of its total assets in (i) securities rated below BBB by Standard & Poor's or Baa by Moody's, or (ii) unrated securities which have been determined by Weitz & Co. to be of a quality at least equal to the rated securities in which the Fund is permitted to invest.

     Applicable federal law currently does not require the Fund to have a fundamental investment restriction on investing in high yield debt securities. The elimination of this fundamental investment restriction is merely to provide the Fund with maximum flexibility. The Fund currently does not anticipate investing any significant portion of its assets in high yield debt securities. The Fund anticipates that not more than 15% of its total assets would be invested in such securities.

PROPOSAL 3.20 - INVESTMENT OBJECTIVE

     To eliminate the restriction that currently provides that the investment objective of the Fixed Income Fund is a fundamental policy and cannot be changed without a vote of the holders of a majority of its outstanding shares. The investment objective of the Fixed Income Fund is high current income consistent with preservation of capital.

     Applicable federal law does not require the Fixed Income Fund to have a fundamental policy regarding its investment objective. The elimination of this fundamental investment restriction is merely to provide the Fixed Income Fund with maximum flexibility. Management of the Fixed Income Fund, however, does not currently anticipate acting on any such increased flexibility, including changing the investment objective.

DIVERSIFICATION

     The investment restriction regarding diversification of the Fixed Income Fund, as stated below, is not proposed to be amended or eliminated.

          As to 75% of its total assets, invest more than 5% of its total assets, taken at market value at the time of a particular purchase, securities of any one issuer (excluding U.S. Government securities), nor own more than 10% at the time of, and giving effect to, a particular purchase of the outstanding voting securities of any one issuer.

                                   PROPOSAL 4

                         (GOVERNMENT MONEY MARKET FUND)

       APPROVAL OF CHANGES IN CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS

     The Investment Company Act of 1940 (the "1940 Act") requires all mutual funds, including the Weitz Series Fund, to adopt certain investment restrictions as "fundamental" restrictions. Fundamental restrictions may be modified or eliminated only with the approval of the requisite vote of the Fund's outstanding voting securities. Upon the recommendation of management of the Weitz Series Fund, the Directors have reviewed the Government Money Market Fund's current fundamental investment restrictions and have recommended that several of the fundamental policies be eliminated or amended in order to increase the investment flexibility of the Fund and to simplify and modernize the restrictions to conform with recent changes in the law.

     For example, in 1996, Congress enacted the National Securities Markets Improvement Act of 1996 ("NSMIA"), which preempted state "blue sky" securities regulation of all mutual funds. Since many of the investment restrictions initially adopted by the Fund were imposed by the states, these investment restrictions no longer apply. Additionally, some of the Fund's other investment restrictions are more restrictive than the 1940 Act would require. As a result, certain changes are proposed in order to preserve the ability of the Fund to respond to favorable future legal, regulatory, market or technical changes.

     While the increased flexibility may mean that the Fund will be subject to greater risk, the Directors do not anticipate that the proposed changes, individually or in the aggregate, will change the overall level of risk associated with investing in the Fund. Furthermore, the Directors want to assure you that these amendments do not indicate a departure from the principal investment objectives and strategies long held by the Fund's management.

     Each of the investment restrictions proposed to be amended or eliminated, as well as the reason for each proposal, is outlined below.

PROPOSAL 4.1 - INVESTMENTS IN SECURITIES IN COMPLIANCE WITH RULE 2a-7

     To eliminate the investment restriction that currently provides that the Fund may not:

          Purchase securities except in compliance with Rule 2a-7 under the Investment Company Act of 1940.

     Applicable federal law currently does not require the Fund to have a fundamental investment restriction on investing in securities in compliance with Rule 2a-7. The elimination of this fundamental investment restriction is merely to provide the Fund with maximum flexibility. However, the Fund, like all money market funds, would remain subject to the limitations on money market fund investments as provided under Rule 2a-7 of the 1940 Act.

PROPOSAL 4.2 - INVESTMENTS IN CERTAIN DEBT OBLIGATIONS

     To eliminate the investment restriction that currently provides that the Fund may not:

          Purchase any securities except debt obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, repurchase and reverse repurchase agreements thereon or the securities of other registered management investment companies which are sold without a sales charge and which are "Money Market Funds" complying with Rule 2a-7 of the Investment Company Act of 1940 and which have investment objectives and policies comparable to those of the Government Money Market Fund.

     Applicable federal law currently does not require the Fund to have a fundamental investment restriction regarding the purchase of certain debt obligations. The elimination of this fundamental investment restriction is merely to provide the Fund with maximum flexibility. However, the Fund, like all money market funds, would remain subject to the limitations on money market fund investments as provided under Rule 2a-7 of the 1940 Act. Management of the Fund, however, does not currently anticipate acting on any increased investment authority with respect to debt obligations.

PROPOSAL 4.3 - UNDERWRITE SECURITIES

     Amend the investment restriction that currently provides that the Fund may not:

          Underwrite the securities of other issuers.

     If the proposed amendment is approved by the shareholders, the restriction would read that each Fund may not:

          Underwrite or deal in offerings of securities of other issuers as a sponsor or underwriter in any way.

     The revisions to this fundamental restriction are merely to provide the Fund with maximum flexibility that is available under applicable law. In the event that this Proposal 4.3 is approved, it may minimize the necessity for the Fund to obtain shareholder approval in order to take advantage of changes in applicable law and regulatory policy or to employ new types of investment opportunities and investment practices that are consistent with the Fund's investment objectives and policies and with applicable law and regulatory policy.

PROPOSAL 4.4 - INVESTMENTS IN REAL ESTATE

     To amend the investment restriction that currently provides that the Fund may not:

          Purchase or sell real estate or investments in real estate.

     If the proposed amendment is approved by shareholders, the restriction would read that each Fund may not:

          Purchase or sell real estate except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

     The revisions to this fundamental restriction are merely to provide the Fund with maximum flexibility that is available under applicable law. In the event that this Proposal 4.4 is approved, it may minimize the necessity for the Fund to obtain shareholder approval in order to take advantage of changes in applicable law and regulatory policy or to employ new types of investment opportunities and investment practices that are consistent with the Fund's investment objectives and policies and with applicable law and regulatory policy. Management to the Fund does not currently anticipate acting on any such increased flexibility.

PROPOSAL 4.5 - INVESTMENTS IN COMMODITIES

     To amend the investment restriction that currently provides that the Fund may not:

          Purchase or sell commodities or commodities futures contracts.

     If the proposed amendment is approved by the shareholders, the investment restriction would read that the Fund may not:

          Purchase or sell physical commodities or commodity futures contracts, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction from time to time.

     The current restriction prohibits the Fund from investing in commodities or commodity futures contracts. The proposed restriction, while continuing to prohibit the purchase of physical commodities, would permit the Fund to purchase and sell options, futures contracts and options on futures contracts. Such strategies are generally accepted under modern portfolio management and are regularly used by many mutual funds and other institutional investors.

     To the extent the Fund invests in these derivative instruments, the Fund will be subject to certain risks. These risks include possible default by the other party to the transaction, illiquidity, and to the extent the Fund's view as to certain market movements is incorrect, the risk that the use of such transactions could result in losses greater than if they had not been used. The use of options may result in losses to the Fund, force the sale or purchase of securities at inopportune times or for prices other than current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The ability of the Fund to engage in futures contracts and options on futures will be subject to applicable rules of the Commodity Futures Trading Commission ("CFTC"). Under current CFTC rules, non-hedging transactions are subject to either of two alternative limitations. Under one alternative, the aggregate initial margin and premiums required to establish non-hedging positions in futures contracts and options may not exceed 5% of the fair market value of the Fund's net assets (after taking into account unrealized profits and unrealized losses on any such contracts). Under the other alternative, which has been established by the CFTC on a temporary basis, the aggregate net notional value of non-hedging futures contracts and related options may not exceed the liquidation value of the Fund's portfolio (after taking into account unrealized profits and unrealized losses on any such contracts).

     In the event that this Proposal 4.5 is approved, the Fund would have authority to make investments in each of these areas, all of which may have certain risks associated with them. Management of the Fund, however, does not currently anticipate acting on any such increased investment authority with respect to these particular types of investments.

PROPOSAL 4.6 - ISSUING SENIOR SECURITIES

     To amend the investment restriction that currently provides that the Fund may not:

          Issue any senior securities (as defined in the Investment Company Act of 1940) other than that asset forth below in restriction number 7. (Proposal 4.7).

     If the proposed amendment is approved by shareholders, the restriction would read that the Fund may not:

          Issue any senior security, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

     A "senior security" is an obligation of a Fund with respect to its earnings or assets that takes precedence over the claims of the Fund's shareholders with respect to the same earnings. SEC staff interpretations allow the Fund to engage in a number of types of transactions that could raise senior securities issues, provided that they meet certain collateral requirements designed to protect shareholders. For example, short sales, certain options and futures transactions, reverse repurchase agreements and any securities transactions that obligate a Fund to pay money at a future date (such as when-issued, forward commitment, or delayed delivery transactions) are permitted investments that may raise these issues. In the event that this Proposal 4.6 is approved, the Fund would have a more standardized senior securities restriction.

PROPOSAL 4.7 - BORROWING

     To amend the investment restriction that currently provides that the Fund may not:

          Borrow money (including reverse repurchase agreements) except for temporary or emergency purposes and then only from banks and in an aggregate amount not exceeding 5% of the value of the Government Money Market Fund's net assets at the time any borrowing is made.

     If the proposed amendment is approved by shareholders, the restriction would read that each Fund may not:

          Borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

     The Fund's current restriction on borrowing limits the amounts the Fund may borrow up to 5% of its assets and only then as a temporary measure. The 1940 Act permits a Fund to borrow up to an amount that has 300% asset coverage, which effectively permits a Fund to borrow up to one-third of its assets measured after the borrowing, plus an additional 5% for temporary purposes. Since the Fund's investment restriction is more restrictive than the current law, the proposed change would give the Fund's investment adviser maximum flexibility in managing the Fund's assets.

     In the event this Proposal 4.7 is approved, the Fund would have greater borrowing authority than it currently has. Should the Fund choose in the future to borrow amounts in excess of what it currently borrows under the present investment restriction, the volatility of the Fund's net asset value may increase. Additionally, money borrowed would be subject to interest and other costs. These costs may exceed the gain on securities purchased with borrowed funds. Management of the Fund, however, does not currently anticipate acting on any such increased investment authority with respect to borrowing.

PROPOSAL 4.8 - PURCHASING SECURITIES ON MARGIN

     To eliminate the investment restriction that currently provides that the Fund may not:

          Purchase securities on margin, except to obtain short term credits as may be necessary for the clearance of purchases and sales of securities.

     Applicable federal law currently does not require the Fund to have a fundamental investment restriction regarding purchasing securities on margin. The elimination of this fundamental investment restriction is merely to provide the Fund with maximum flexibility. The Fund would remain subject to the applicable provisions of the 1940 Act relating to purchases of securities on margin. Management to the Fund, however, does not currently anticipate acting on any such increased investment authority.

PROPOSAL 4.9 - MAKING LOANS

     To amend the investment restriction that currently provides that the Fund may not:

          Make loans to other persons, except by the purchase of a portion of a issue of publicly distributed bonds or other debt instruments and engaging in reverse repurchase agreements.

     If the proposed amendment is approved by shareholders, the restriction would read that the Fund may not:

          Make loans to others, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

     The proposed revision would amend the restriction on making loans to permit the Fund to engage in securities lending to the extent permitted by SEC policy. The main risk in lending securities, as with other extensions of credit, is the possibility that the borrower may fail to honor its obligations, causing a loss for the Fund. However, the SEC currently permits loans of mutual funds' securities up to one-third of its assets, including any collateral received from the loan, provided that loans are 100% collateralized by cash or cash equivalents on a market to market basis. In the event this Proposal 4.9 is approved, the Fund would be able to take full advantage of this policy. Management of the Fund, however, does not currently anticipate acting on any such increased investment authority.

PROPOSAL 4.10 - SHORT SALES

     To eliminate the investment restriction that currently provides that the Fund may not:

          Make short sales of securities or sell puts, calls, straddles, spread or combinations thereof.

     The restriction on selling securities short was based on the requirements formerly imposed by state "blue sky" regulators as a condition to registration. As a result of NSMIA, this restriction is no longer required and the Directors propose that it be eliminated from the Fund's fundamental investment restrictions.

     The Fund would remain subject to applicable provisions of the 1940 Act relating to short-sale transactions. Short sale transactions occur when a Fund sells a borrowed security and agrees to return the same security to the lender. Management of the Fund does not currently anticipate acting on such increased investment authority.

PROPOSAL 4.11 - INVESTMENTS IN OTHER INVESTMENT COMPANIES

     To eliminate the investment restriction that currently provides that the Fund may not:

          Purchase the securities of other investment companies, except as provided by Section 12(d)(1)(F) of the Investment Company Act of 1940 in the open market where to the best information of Weitz & Co. no commission, profit, or sales load to a sponsor or dealer (other than the customary broker's commission) results from such a purchase and where immediately after such purchase or acquisition (i) not more than 3% of the total outstanding stock of such issuer is owned by the Government Money Market Fund and all affiliated persons of the Government Money Market Fund, (ii) no issuer of a security acquired b the Government Money Market Fund pursuant to this restriction is obligated to redeem such security in an amount exceeding 1% of the issuer's total outstanding securities during any period of less than 30 days, and (iii) the purchase of such securities does not exceed 10% of the total assets of the Government Money Market Fund.

     This restriction was based on the requirements formerly imposed by state "blue sky" regulators as a condition to registration. As a result of NSMIA, this restriction is no longer required. However, the Fund would remain subject to the limitations on investments in other investment companies imposed on all mutual funds under the 1940 Act, which are currently generally similar to the limitations imposed by the existing restriction.

PROPOSAL 4.12 - INVESTMENTS IN OIL, GAS OR MINERAL LEASES

     To eliminate the investment restriction that currently provides that the Fund may not:

          Purchase or sell oil, gas or other mineral leases, rights or royalty contracts.

     Applicable federal law currently does not require the Fund to have a fundamental investment restriction relating to investing in oil, gas or mineral leases. The elimination of this fundamental investment restriction is merely to provide the Fund with maximum flexibility. Management of the Fund, however, does not currently anticipate acting on any such increased investment authority with respect to these particular types of investments.

PROPOSAL 4.13 - PLEDGING ASSETS

     To eliminate the investment restriction that currently provides that the Fund may not:

          Pledge, mortgage or hypothecate its assets, except as is necessary to secure borrowings permitted by restriction number 7 (Proposal 4.7) above, so long as such pledge of securities does not exceed 25% of the value of the Government Money Market Fund's assets.

     Applicable federal law currently does not require the Fund to have a fundamental investment restriction on pledging assets. The elimination of this fundamental investment restriction is merely to provide the Fund with maximum flexibility. The Fund would remain subject to the applicable provisions of the 1940 Act relating to pledging assets.

PROPOSAL 4.14 - INVESTMENTS FOR EXERCISING CONTROL OVER AN ISSUER

     To eliminate the investment restriction that currently provides that the Fund may not:

          Invest in securities for the purpose of exercising control.

     The restriction on investing in a security for the purpose of obtaining or exercising control over the issuer was based on the requirements formerly imposed by state "blue sky" regulators, as a condition to registration. As a result of NSMIA, this restriction is no longer required and the Directors propose that it be eliminated from the Fund's fundamental investment restrictions.

     The Fund would remain subject to applicable provisions of the 1940 Act that restrict the ability of an investment company to invest for control. Management of the Fund does not anticipate making investments that are for the purposes of obtaining or exercising voting control over any issuer.

PROPOSAL 4.15 - U.S. GOVERNMENT OBLIGATIONS

     To eliminate the investment restriction that currently provides that the Fund may not:

          Purchase any security other than obligations of the U.S. Government, its agencies or instrumentalities, if as a result more than 5% of the value of the

          Government Money Market Fund total assets would then be invested in securities of any single issuer.

     Applicable federal law currently does not require the Fund to have a fundamental investment restriction regarding purchases of securities other than U.S. Government obligations. The elimination of this fundamental investment restriction is merely to provide the Fund with maximum flexibility. The Fund would remain subject to applicable provisions of the 1940 Act, including those relating to investments by money market funds and those relating to fund names. Management of the Fund does not currently anticipate acting on any such increased investment authority.

PROPOSAL 4.16 - INDUSTRY CONCENTRATION

     To amend the investment restriction that currently provides that the Fund may not:

          Invest more than 25% of the value of its net assets in the securities of any one industry.

     If the proposed amendment is approved by shareholders, the restriction would read that the Fund may not:

          Invest more than 25% of the value of its total assets in the securities of any one industry. This restriction does not apply to securities of the U.S. Government or its agencies or instrumentalities and repurchase agreements relating thereto.

     The proposed revision would clarify that the restriction relating to industry concentration would not apply to securities issued by the U.S. Government or its agencies or instrumentalities and repurchase agreements relating thereto. In the event Proposal 4.16 is approved, the Fund would have a more standardized industry concentration restriction.

PROPOSAL 4.17 - INVESTMENT OBJECTIVE

     To eliminate the restriction that currently provides that the investment objective of the Government Money Market Fund is a fundamental policy and cannot be changed without a vote of the holders of a majority of its outstanding shares. The investment objective of the Government Money market Fund is current income consistent with the preservation of capital and maintenance of liquidity.

     Applicable federal law does not require the Government Money Market Fund to have a fundamental policy regarding its investment objective. The elimination of this fundamental investment restriction is merely to provide the Government Money Market Fund with maximum flexibility. Management of the Government Money Market Fund, however, does not currently anticipate acting on any such increased flexibility, including changing the investment objective.

                               VOTING INFORMATION

     Shareholders of the Funds are entitled to one vote for each share held and a proportionate vote for each fractional share held. Shareholders of each Fund will vote separately on each proposal. The holders of ten percent (10%) of the outstanding shares of each Fund entitled to vote shall constitute a quorum for the meeting for that Fund. A quorum being present, approval of Proposal 1 (approval of a proposed Agreement and Plan of Reorganization pursuant to which the Funds of Weitz Series Fund would be reorganized as separate series of The Weitz Funds) requires the vote of a majority of the shares of each Fund. Approval of Proposal 2 (proposed change in Hickory and Value Fund's fundamental investment restrictions), Proposal 3 (proposed change in Fixed Income Fund's fundamental investment restrictions) and Proposal 4 (proposed change in Government Money Market Fund's fundamental investment restrictions) each requires the vote of "a majority of the outstanding voting securities" of each Fund. The term "a majority of the outstanding voting securities," as used in this proxy statement, is defined by the Investment Company Act of 1940, as amended, ("1940 Act") as the affirmative vote of the lesser of (a) 67 percent or more of the voting securities present at the Special Meeting, if the holders of more than 50 percent of each Fund's outstanding voting securities are present or represented by proxy, or (b) more than 50 percent of each Fund's outstanding voting securities ("1940 Act Majority").

     As of the Record Date, there were issued and outstanding the following number of shares for each Fund:

          Value Fund                          _____ shares
          Hickory Fund                        _____ shares
          Fixed Income Fund                   _____ shares
          Government Money Market Fund        _____ shares

     For purposes of determining the presence of a quorum for transacting business at the Special Meeting and for determining whether sufficient votes have been received for approval of a proposal to be acted upon at the Special Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present at the Special Meeting, but which have not been voted. For this reason, abstentions and broker non-votes will assist a Fund in obtaining a quorum, but both have the practical effect of a "no" vote for purposes of obtaining the requisite vote for approval of a proposal.

     If either (a) a quorum is not present at the Special Meeting or (b) a quorum is present but sufficient votes in favor of the proposals have not been obtained, then the persons named as proxies may propose one or more adjournments of the Special Meeting without further notice to shareholders to permit further solicitation of proxies provided such persons determine, after consideration of all relevant factors, including the nature of the proposals, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation, that an adjournment and additional solicitation is reasonable and in the interests of shareholders. The persons named as proxies will vote those proxies that such persons are required to vote FOR the proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST such proposal against such adjournment.

     The Special Meeting may be adjourned from time to time by the vote of a majority of the shares represented at the Special Meeting, whether or not a quorum is present. If the Special Meeting is adjourned to another time or place, notice need not be given of the adjourned meeting at which the adjournment is taken, unless a new record date of the adjourned meeting is fixed. At any adjourned meeting, Weitz Series Fund may transact any business which might have been transacted at the original meeting.

     The individuals named as proxies on the enclosed proxy card (the "Proxy Committee") will vote in accordance with the shareholder's direction, as indicated thereon, if the proxy card is received and is properly executed. If the shareholder properly executes a proxy and gives no voting instructions with respect to a proposal, the shares will be voted in favor of such proposal. The Proxy Committee, in its discretion, may vote upon such other matters as may properly come before the Special Meeting. The Board of Directors of the Weitz Series Fund is not aware of any other matters to come before the Special Meeting.

REVOCATION OF PROXIES

     If you return a properly executed proxy card, but later wish to revoke it, you may do so at any time before it is voted by doing any of the following:

     - delivering written notice of the proxy's revocation to the Secretary of Weitz Series Fund at the above address prior to the Special Meeting;

     - submitting a properly-executed proxy bearing a later date, but prior to the Special Meeting;

     -    submitting a subsequent telephone vote; or

     - attending and voting in person at the Special Meeting and giving oral notice of revocation to the Chairman of the Special Meeting.

SOLICITATION OF PROXIES

     The Funds are soliciting these proxies by U.S. mail and may also solicit them in person, by telephone, by facsimile, or by any other electronic means. The Funds have engaged Georgeson Shareholder Communications, Inc., to assist in proxy solicitation at a cost of approximately $235,755, which will be paid by the Funds. We may count proxies authorized by telephone or electronically-transmitted instruments if we follow procedures designed to verify that you have authorized us to accept your proxy in that manner.

OTHER BUSINESS

     The Board of Directors of Weitz Series Fund knows of no business to be brought before the Special Meeting other than the matters set forth in this Proxy Statement. Should any other matter requiring a vote of the shareholders of the Funds arise, however, the Proxy Committee will vote thereon according to their best judgment in the interests of the Funds and the shareholders of the Funds.

     The Weitz Series Fund does not hold annual meetings of shareholders. There will normally be no meeting of shareholders for the purpose of electing Directors unless and until such time as fewer than a majority of the Directors holding office have been elected by the shareholders, at which time the Directors then in office will call a shareholder meeting for the election of Directors. Shareholders wishing to submit proposals for inclusion in the Proxy Statement for any subsequent shareholder meeting of their Fund (or the corresponding New Fund post-Reorganization) should send their written submissions to the principal executive offices of the Funds at Suite 600, 1125 South 103 Street, Omaha, NE 68124-6008. Shareholder proposals must meet certain requirements and there is no guarantee that any proposal will be presented at a shareholder meeting.

    THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS APPROVE THE REORGANIZATION PLAN AND THE
              REVISIONS TO THE FUNDAMENTAL INVESTMENT RESTRICTIONS

                                    EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION

        THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this ____ day of _____, 2004, by and between Weitz Series Fund, Inc., a Minnesota corporation (the "Predecessor Company"), on behalf of Weitz Value Fund, Weitz Hickory Fund, Weitz Fixed Income Fund and Weitz Government Money Market Fund (collectively, the "Predecessor Funds" and each individually, a "Predecessor Fund"), and The Weitz Funds, a Delaware statutory trust (the "Successor Trust" or "Trust"), on behalf of Weitz Value Fund, Weitz Hickory Fund, Weitz Fixed Income Fund and Weitz Government Money Market Fund (collectively, the "Successor Funds" and each individually, a "Successor Fund").

        All references in this Agreement to action taken by the Predecessor Funds or the Successor Funds shall be deemed to refer to action taken by the Predecessor Company or the Successor Trust, respectively, on behalf of the respective portfolio series.

        This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer by each Predecessor Fund of all of its assets to the corresponding Successor Fund, in exchange solely for shares of beneficial interest in such Successor Fund ("New Shares") having a net asset value equal to the net asset value of the corresponding Predecessor Fund, the assumption by each Successor Fund of all the liabilities of the corresponding Predecessor Fund, and the distribution of the New Shares to the shareholders of each Predecessor Fund in complete liquidation of such Predecessor Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

        WHEREAS, the Predecessor Company and the Successor Trust are each open-end, registered investment companies of the management type; and

        WHEREAS, the Board of Directors of the Predecessor Company and the Board of Trustees of the Successor Trust have determined that it is in the best interest of the Predecessor Funds and the Successor Funds, respectively, that the assets of the Predecessor Funds be acquired by the Successor Funds pursuant to this Agreement and in accordance with the applicable statutes of the State of Minnesota and the State of Delaware and that the interests of existing shareholders will not be diluted as a result of this transaction;

        NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.      PLAN OF REORGANIZATION

    1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Predecessor Company agrees to transfer all of the assets of each Predecessor Fund, as set forth in paragraph 1.2, to the corresponding Successor Fund and the Successor Trust agrees in exchange therefor:
          (i) to deliver to the Predecessor Company the number of full and fractional New Shares of each Successor Fund equal to the number of shares of the corresponding Predecessor Fund as of the time and date set forth in Article 2, and (ii) to assume all of the liabilities of each Predecessor

          Fund, as set forth in paragraph 1.2. Such transactions shall take place at the closing provided for in paragraph 2.1 (the "Closing").

    1.2 The assets of the Predecessor Funds to be acquired by the corresponding Successor Funds shall consist of all property, including, without limitation, all cash, securities, commodities and futures interests, and dividends or interest receivable which are owned by the Predecessor Funds and any deferred or prepaid expenses shown as an asset on the books of the Predecessor Funds on the closing date provided in paragraph 2.1 (the "Closing Date"). All liabilities, expenses, costs, charges and reserves of the Predecessor Funds, to the extent that they exist at or after the Closing, shall after the Closing attach to the corresponding Successor Funds and may be enforced against the Successor Funds to the same extent as if the same had been incurred by the Successor Fund.

    1.3 Immediately upon delivery to the Predecessor Funds of the New Shares, the Predecessor Funds, as the then sole shareholders of the Successor Funds, shall (i) elect trustees of the Trust, (ii) approve a Management and Investment Advisory Agreement between the Trust, on behalf of the Successor Funds and Wallace R. Weitz & Company (the "Investment Manager"), and (iii) ratify the selection of PricewaterhouseCoopers LLP as the independent accountants of the Successor Funds.

    1.4 Immediately following the action contemplated by paragraph 1.3, the Predecessor Funds will distribute pro rata to their respective shareholders of record, determined as of immediately after the close of business on the Closing Date (the "Current Shareholders"), the corresponding New Shares received by the Predecessor Company pursuant to paragraph 1.1. Such distribution and liquidation will be accomplished by the transfer of the New Shares then credited to the accounts of the Predecessor Funds on the books of the Successor Funds to open accounts on the share records of the Successor Funds in the names of the Current Shareholders and representing the respective pro rata number of the New Shares due such shareholders. All issued and outstanding shares of the Predecessor Funds will simultaneously be canceled on the books of the Predecessor Company. The Successor Funds shall not issue certificates representing the New Shares in connection with such exchange. Ownership of New Shares will be shown on the books of the Successor Trust's transfer agent. As soon as practicable after the Closing, the Predecessor Company shall take all steps necessary to effect a complete liquidation of the Predecessor Funds and shall file such instruments, if any, as are necessary to effect the dissolution of the Predecessor Funds and shall take all other steps necessary to effect such dissolution.

2.      CLOSING AND CLOSING DATE

    2.1 The Closing Date shall be the next full business day following satisfaction (or waiver as provided herein) of all of the conditions set forth in Article 4 of this Agreement (other than those conditions which may by their terms be satisfied only at the Closing), or such other date as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m. New York Time. The Closing shall be held at the offices of the Successor Trust, One Pacific Place, Suite 600, 1125 South 103rd Street, Omaha, Nebraska 68124, or at such other time and/or place as the parties may agree.

    2.2 The Predecessor Company shall cause Wallace R. Weitz & Company, as transfer agent of the Predecessor Funds (the "Transfer Agent"), to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Current Shareholders and the number and percentage ownership of outstanding shares of the Predecessor Funds owned by each such shareholder immediately prior to the Closing. The Successor Funds shall issue and deliver a confirmation evidencing the New Shares to be credited on the Closing Date to the Secretary of the Predecessor Company or provide evidence satisfactory to the Predecessor Company that such New Shares have been credited to the accounts of the Predecessor Funds on the books of the Successor Funds. At the Closing, each party shall deliver to the other such bills of sales, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

3.      REPRESENTATIONS AND WARRANTIES

    3.1 The Predecessor Company, on behalf of each Predecessor Fund, hereby represents and warrants to the Successor Funds as follows:

       (i) the Predecessor Company is duly incorporated, validly existing and in good standing under the laws of the State of Minnesota and has full power and authority to conduct its business as presently conducted;

       (ii) the Predecessor Company has full power and authority to execute, deliver and carry out the terms of this Agreement on behalf of each Predecessor Fund;

       (iii) the execution and delivery of this Agreement on behalf of each Predecessor Fund and the consummation of the transactions contemplated hereby are duly authorized and no other proceedings on the part of the Predecessor Company or the shareholders of the Predecessor Funds (other than as contemplated in paragraph 4.1(vi) are necessary to authorize this Agreement and the transactions contemplated hereby;

       (iv) the Predecessor Company is registered under the 1940 Act as an open-end management investment company; such registration has not been revoked or rescinded and is in full force and effect. The Predecessor Funds are each a separate series of the Predecessor Company;

       (v) there are no material liabilities of the Predecessor Funds whether or not determined or determinable, other than liabilities disclosed or provided for in the Funds' Financial Statements and liabilities incurred in the ordinary course of business after the date of such Financial Statements;

       (vi) there are no claims, actions, suits or proceedings pending or, to the knowledge of the Predecessor Company, threatened which would adversely affect the Predecessor Funds or its assets or business or which would prevent or hinder consummation of the transactions contemplated hereby or which upon such consummation would adversely affect the Successor Funds;

       (vii) this Agreement has been duly executed by the Predecessor Company on behalf of the Predecessor Funds and constitutes its valid and binding obligation, enforceable in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and other rights affecting creditors' rights generally, and general equitable principles;

       (viii) neither the execution and delivery of this Agreement by the Predecessor Company on behalf of the Predecessor Funds, nor the consummation by the Predecessor Company on behalf of the Predecessor Funds of the transactions contemplated hereby will conflict with, result in a breach or violation of or constitute (or with notice, lapse of time or both) a breach of or default under, the Articles of Incorporation or By-Laws of the Predecessor Company, as each may be amended, or any statute, regulation, order, judgment or decree, or any instrument, contract or other agreement to which the Predecessor Company is a party or by which the Predecessor Company or any of its assets is subject or bound;

       (ix) as of the Effective Time of the Reorganization, all federal and other tax returns and reports of the Predecessor Funds required by law to have been filed shall have been filed, and all taxes of the Predecessor Funds shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Predecessor Company's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any of such returns. The Predecessor Funds have qualified and elected, and continue to qualify, to be treated as regulated investment companies under the provisions of Subchapter M of the Code; and

       (x) no authorization, consent or approval of any governmental or other public body or authority or any other party is necessary for the execution and delivery of this Agreement by the Predecessor Company on behalf of the Predecessor Funds or the consummation of any transactions contemplated hereby by the Predecessor Company, other than as shall be obtained at or prior to the Closing.

    3.2 The Successor Trust, on behalf of each of the Successor Funds, hereby represents and warrants to the Predecessor Funds as follows:

       (i) the Successor Trust is duly organized, validly existing and in good standing under the laws of the State of Delaware and has full power and authority to conduct its business as presently conducted;

       (ii) the Successor Trust has full power and authority to execute, deliver and carry out the terms of this Agreement on behalf of the Successor Funds;

       (iii) the execution and delivery of this Agreement on behalf of the Successor Funds and the consummation of the transactions contemplated hereby are duly authorized and no other proceedings on the part of the Successor Trust or the shareholders of the Successor Funds are necessary to authorize this Agreement and the transactions contemplated hereby;

       (iv) the Successor Trust is registered under the 1940 Act as an open-end management investment company; such registration has not been revoked or rescinded and is in full force and effect;

       (v) the Successor Trust's New Shares to be issued in connection with the Reorganization have been duly authorized and upon consummation of the Reorganization will be validly issued, fully paid and non assessable. Except for the share issued pursuant to Article 1 above, there shall be no issued and outstanding New Shares or any other securities issued by the Successor Funds before the Effective Time of the Reorganization;

       (vi) there are no liabilities of the Successor Trust, whether or not determined or determinable, other than liabilities incurred in the ordinary course of business or otherwise previously disclosed to the Predecessor Funds in writing. There are no liabilities of the Successor Trust of any kind for which the holders of the Old Shares shall become responsible as the result of this Agreement or the consummation of the transactions contemplated hereby or otherwise;

       (vii) there are no claims, actions, suits or proceedings pending or, to the knowledge of the Successor Trust, threatened which would adversely affect the Successor Trust or its assets or business or which would prevent or hinder consummation of the transactions contemplated hereby or which upon such consummation would adversely affect the Successor Funds;

       (viii) this Agreement has been duly executed by the Successor Trust on behalf of the Successor Funds and constitutes its valid and binding obligation, enforceable in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and other rights affecting creditors' rights generally, and general equitable principles;

       (ix) neither the execution and delivery of this Agreement by the Successor Trust on behalf of the Successor Funds, nor the consummation by the Successor Trust on behalf of the Successor Funds of the transactions contemplated hereby will conflict with, result in a breach or violation of or constitute (or with notice, lapse of time or both constitute) a breach of or default under, the Declaration of Trust or By-Laws of the Successor Trust, as each may be amended, or any statute, regulation, order, judgment or decree, or any instrument, contract or other agreement to which the Successor Trust is a party or by which the Successor Trust or any of its assets is subject or bound;

       (x) as of the Effective Time of the Reorganization, all federal and other tax returns and reports of the Successor Trust required by law to have been filed shall have been filed, and all taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Successor Trust's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any of such returns;

       (xi) no authorization, consent or approval of any governmental or other public body or authority or any other party is necessary for the execution and delivery of this Agreement by the Successor Trust on behalf of the Successor Funds or the consummation of any transactions contemplated hereby by the Successor Trust, other than as shall be obtained at or prior to the Closing.

       (xii) before the Effective Time of the Reorganization, the Successor Trust will take all steps necessary to cause the formation of the four (4) Successor Funds. The Successor Funds will have the same investment objective and policies, and the same investment adviser as the Predecessor Funds.

       (xiii) All information contained in the proxy statement to be supplied to shareholders of the Predecessor Funds in connection with the Reorganization that relates to the Predecessor Company, the Successor Funds, the Investment Manager, the agreements between the Successor Trust and other service providers, the effects, tax and otherwise, of the Reorganization on the Predecessor Funds' shareholders and other matters known primarily to the Successor Trust or the Investment Manager (i) is true and correct in all material respects and (ii) does not contain (and will not contain at the time the proxy statement is mailed to Predecessor Fund shareholders) any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

4.      CONDITIONS PRECEDENT

    4.1 The obligations of the Predecessor Company on behalf of the Predecessor Funds and the Successor Trust on behalf of the Successor Funds to effectuate the Reorganization shall be subject to the satisfaction of the following conditions:

       (i) Such authority from the Securities and Exchange Commission (the "SEC") and state securities commissions as may be necessary to permit the parties to carry out the transactions contemplated by this Agreement shall have been received.

       (ii) The Registration Statement of the Successor Trust with respect to the Successor Funds shall have been filed with the SEC and shall have become effective, and no stop-order suspending the effectiveness of the Registration Statement or amendment thereto shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the SEC (and not withdrawn or terminated).

       (iii) The applicable New Shares shall have been duly qualified for offering to the public in all states in which such qualification is required for consummation of the transactions contemplated hereunder;

       (iv) All representations and warranties of the Predecessor Company on behalf of the Predecessor Funds contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if then made, and the Successor Trust on behalf of the Successor Funds shall have received a certificate of an officer of the Predecessor Company acting on behalf of the Predecessor Funds to that effect in form and substance reasonably satisfactory to the Successor Trust on behalf of the Successor Funds;

       (v) All representations and warranties of the Successor Trust on behalf of the Successor Funds contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if then made, and the Predecessor Company on behalf of the Predecessor Funds shall have received a certificate of an officer of the Successor Trust acting on behalf of the Successor Funds to that effect in form and substance reasonably satisfactory to the Predecessor Company on behalf of the Predecessor Funds;

       (vi) The Predecessor Company on behalf of the Predecessor Funds and the Successor Trust on behalf of the Successor Funds shall have received an opinion from counsel, Dechert LLP, regarding certain tax matters in connection with the Reorganization; and

       (vii) A vote approving this Agreement shall have been adopted by the requisite vote of the outstanding shares of each Predecessor Fund entitled to vote at a special meeting of shareholders of each such Predecessor Fund duly called for such purpose (the "Special Meeting").

5.      BROKERAGE FEES AND EXPENSES

    5.1 The Successor Trust and the Predecessor Company each represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

    5.2 All of the costs and expenses of the Reorganization and the transactions contemplated thereby shall be borne by each of the Predecessor Funds, on a pro rata basis, except to the extent that the Investment Manager agrees to bear any of such costs and expenses.

6.      ENTIRE AGREEMENT

        The Successor Trust and the Predecessor Company agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

7.      TERMINATION

        This Agreement and the transactions contemplated hereby may be terminated and abandoned by either party by resolution of the party's Board, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of such Board, make proceeding with the Agreement inadvisable. In the event of any such termination, there shall be no liability for damages on the part of either the Successor Trust or the Predecessor Company, or their respective Trustees, Directors or officers, to the other party.

8.      AMENDMENTS

        This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Predecessor Company and the Successor Trust; provided, however, that following the meeting of the Current Shareholders called by the Predecessor Company pursuant to paragraph 4.1(vii) of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of New Shares to be issued to the Current Shareholders under this Agreement to the detriment of such shareholders without their further approval.

9.      NOTICES

        Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the parties hereto at their principal place of business.

10.     HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF
        LIABILITY

    10.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

    10.2 This Agreement may be executed in any number of counterparts each of which shall be deemed an original.

    10.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

    10.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

    10.5 It is expressly agreed that the obligations of the Predecessor Company hereunder shall not be binding upon any of the directors, shareholders, nominees, officers, agents, or employees of the Predecessor Company personally, but shall bind only the property of the Predecessor Company. The execution and delivery by such officers of the Predecessor Company shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Predecessor Company. The Predecessor Company is a series company with multiple series, including Weitz Value Fund, Weitz Hickory Fund, Weitz Fixed Income Fund and Weitz Government Money Market Fund and has entered into this Agreement on behalf of the Predecessor Funds. With respect to any obligation of the Predecessor Company arising hereunder, the Successor Trust and the Successor Funds shall look for payment or satisfaction of such obligations solely to the assets and property of the corresponding Predecessor Funds.

    10.6 It is expressly agreed that the obligations of the Successor Trust hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Successor Trust personally, but shall bind only the trust property of the Successor Trust, as provided in the Declaration of Trust of the Successor Trust. The execution and delivery by such officers of the Successor Trust shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Successor Trust as provided in the Declaration of Trust of the Successor Trust. The Successor Trust is a series company with multiple series, Weitz Value Fund, Weitz Hickory Fund, Weitz Fixed Income Fund and Weitz Government Money Market Fund and has entered into this Agreement on behalf of the Successor Funds. With respect to any obligation of the Successor Trust arising hereunder, the Predecessor Funds and the Predecessor Company shall look for payment or satisfaction of such obligations solely to the assets and property of the corresponding Successor Funds.

        IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized representatives.

Attest:                                   WEITZ SERIES FUND, INC., a Minnesota
                                          Corporation


By:                                       By:
   -----------------------------------       -----------------------------------

Name:                                     Name:
     ---------------------------------         ---------------------------------

Title:                                    Title:
      --------------------------------          --------------------------------


Attest:                                   THE WEITZ FUNDS, a Delaware Statutory
                                          Trust


By:                                       By:
   -----------------------------------       -----------------------------------

Name:                                     Name:
     ---------------------------------         ---------------------------------

Title:                                    Title:
      --------------------------------          --------------------------------

                                    EXHIBIT B

ADVISORY FEES FOR CERTAIN OTHER FUNDS ADVISED BY WEITZ & CO.

                                                             TOTAL ADVISORY
              FUND                     ASSETS IN MILLION*         FEE
---------------------------------------------------------------------------





[INDICATE WHETHER WEITZ & CO. HAS WAIVED, REDUCED, OR OTHERWISE AGREED TO REDUCE ITS COMPENSATION UNDER ANY APPLICABLE CONTRACT (ITEM 22(c)(10))]

----------
*Assets shown in this Exhibit are as of [___________].

                     [PRELIMINARY PROXY - FOR SEC USE ONLY]

                             WEITZ SERIES FUND, INC.
                                    SUITE 600
                              1125 SOUTH 103 STREET
                              OMAHA, NE 68124-6008

                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                  MARCH 5, 2004

                                   VALUE FUND

                                      PROXY

The undersigned hereby appoints Mary K. Beerling and Wallace R. Weitz and any one of them (the "Proxy Committee") attorney and proxy with full power of substitution to vote and act with respect to all shares of Value Fund ("Fund"), a series of Weitz Series Fund, Inc. held by the undersigned at the Special Meeting of Shareholders of the Fund to be held at 9:00 a.m., Central Time, on March 5, 2004 at the Omaha Marriott, 10220 Regency Circle, Omaha, Nebraska 68114 and at any adjournments thereof ("Special Meeting"), and instructs each of them to vote as indicated on the matters referred to in the Proxy Statement for the Special Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Special Meeting.

        THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF WEITZ SERIES FUND, INC. The Board of Directors recommends that you vote FOR each of the following proposals:

VOTE ON PROPOSAL:

PROPOSAL 1:

1. To approve a proposed Agreement and Plan of Reorganization and the transactions contemplated thereby, which include: (a) the transfer of all assets of the Fund to a newly formed series also called Value Fund (the "New Fund") of The Weitz Funds, a Delaware statutory trust (the "New Trust"), in exchange for shares of the New Fund, and the assumption by the New Fund of liabilities of the Fund; and (b) the distribution to Fund shareholders of such New Fund's shares.

        FOR / /            AGAINST / /            ABSTAIN / /

PROPOSAL 2:

2.      To approve revisions to the Fund's fundamental investment restrictions.

IF YOU WISH TO VOTE FOR ALL OF THE FOLLOWING PROPOSALS NUMBERED 2.1 THROUGH 2.11 AND 2.13, CHECK THIS BOX: / /

If you wish to vote on the following proposals numbered 2.1 through 2.11 and
2.13 individually, vote below:

                                                                                                   FOR    AGAINST    ABSTAIN
-----------------------------------------------------------------------------------------------------------------------------
2.1      To amend the fundamental investment restriction regarding underwriting securities.        / /      / /        / /

2.2      To amend the fundamental investment restriction regarding investments in real estate.     / /      / /        / /

2.3      To amend the fundamental investment restriction regarding investments in commodities.     / /      / /        / /

2.4      To amend the fundamental investment restriction regarding issuing senior securities.      / /      / /        / /

2.5      To amend the fundamental investment restriction regarding making loans.                   / /      / /        / /

                                                                                                   FOR    AGAINST    ABSTAIN
-----------------------------------------------------------------------------------------------------------------------------
2.6      To amend the fundamental investment restriction regarding borrowing.                      / /      / /        / /

2.7      To eliminate the fundamental investment restriction regarding purchasing securities       / /      / /        / /
         on margin.

2.8      To eliminate the fundamental investment restriction regarding participation in            / /      / /        / /
         securities trading accounts.

2.9      To eliminate the fundamental investment restriction regarding investments for             / /      / /        / /
         exercising control over an issuer.

2.10     To amend the fundamental investment restriction regarding industry concentration.         / /      / /        / /

2.11     To eliminate the fundamental investment restriction regarding investment objectives       / /      / /        / /
         and strategies.

2.13     To amend the fundamental investment restriction regarding diversification.                / /      / /        / /

This proxy will be voted as specified. IF NO SPECIFICATION IS MADE FOR A PROPOSAL, THIS PROXY WILL BE VOTED FOR THAT PROPOSAL.

Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

Date:__________________, 2004

Please date and sign exactly as the name or names appear on your shareholder account statement. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title. If shares are held jointly, each shareholder must sign.

-------------------------------     -------------------------------
Signature                           Signature (if held jointly)

-------------------------------     -------------------------------
Title (If applicable)               Title (If applicable)

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR ON THE INTERNET.

                     [PRELIMINARY PROXY - FOR SEC USE ONLY]

                             WEITZ SERIES FUND, INC.
                                    SUITE 600
                              1125 SOUTH 103 STREET
                              OMAHA, NE 68124-6008

                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                  MARCH 5, 2004

                                  HICKORY FUND

                                      PROXY

The undersigned hereby appoints Mary K. Beerling and Wallace R. Weitz and any one of them (the "Proxy Committee") attorney and proxy with full power of substitution to vote and act with respect to all shares of Hickory Fund ("Fund"), a series of Weitz Series Fund, Inc. held by the undersigned at the Special Meeting of Shareholders of the Fund to be held at 9:00 a.m., Central Time, on March 5, 2004, at the Omaha Marriott, 10220 Regency Circle, Omaha, Nebraska 68114 and at any adjournments thereof ("Special Meeting"), and instructs each of them to vote as indicated on the matters referred to in the Proxy Statement for the Special Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Special Meeting.

        THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF WEITZ SERIES FUND, INC. The Board of Directors recommends that you vote FOR the following proposals:

VOTE ON PROPOSAL:

PROPOSAL 1:

1. To approve a proposed Agreement and Plan of Reorganization and the transactions contemplated thereby, which include: (a) the transfer of all assets of the Fund to a newly formed series also called Hickory Fund (the "New Fund") of The Weitz Funds, a Delaware statutory trust (the "New Trust"), in exchange for shares of the New Fund, and the assumption by the New Fund of liabilities of the Fund; and (b) the distribution to Fund shareholders of such New Fund's shares.

        FOR / /            AGAINST / /            ABSTAIN / /

PROPOSAL 2:

2.      To approve revisions to the Fund's fundamental investment restrictions.

IF YOU WISH TO VOTE FOR ALL OF THE FOLLOWING PROPOSALS NUMBERED 2.1 THROUGH 2.12, CHECK THIS BOX: / /

If you wish to vote on the following proposals numbered 2.1 through 2.12 individually, vote below:

                                                                                                   FOR    AGAINST    ABSTAIN
-----------------------------------------------------------------------------------------------------------------------------
2.1      To amend the fundamental investment restriction regarding underwriting securities.        / /      / /        / /

2.2      To amend the fundamental investment restriction regarding investments in real estate.     / /      / /        / /

2.3      To amend the fundamental investment restriction regarding investments in commodities.     / /      / /        / /

2.4      To amend the fundamental investment restriction regarding issuing senior securities.      / /      / /        / /

2.5      To amend the fundamental investment restriction regarding making loans.                   / /      / /        / /

                                                                                                   FOR    AGAINST    ABSTAIN
-----------------------------------------------------------------------------------------------------------------------------
2.6      To amend the fundamental investment restriction regarding borrowing.                      / /      / /        / /

2.7      To eliminate the fundamental investment restriction regarding purchasing securities       / /      / /        / /
         on margin.

2.8      To amend the fundamental investment restriction regarding participation in securities     / /      / /        / /
         trading accounts.

2.9      To eliminate the fundamental investment restriction regarding investments for             / /      / /        / /
         exercising control over an issuer.

2.10     To amend the fundamental investment restriction regarding industry concentration.         / /      / /        / /

2.11     To eliminate the fundamental investment restriction regarding investment objectives       / /      / /        / /
         and strategies.

2.12     To amend the fundamental investment restriction regarding diversification.                / /      / /        / /

This proxy will be voted as specified. IF NO SPECIFICATION IS MADE FOR A PROPOSAL, THIS PROXY WILL BE VOTED FOR THAT PROPOSAL.

Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

Date: __________________, 2004

Please date and sign exactly as the name or names appear on your shareholder account statement. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title. If shares are held jointly, each shareholder must sign.

-------------------------------     -------------------------------
Signature                           Signature (if held jointly)

-------------------------------     -------------------------------
Title (If applicable)               Title (If applicable)

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR ON THE INTERNET.

                     [PRELIMINARY PROXY - FOR SEC USE ONLY]

                             WEITZ SERIES FUND, INC.
                                    SUITE 600
                              1125 SOUTH 103 STREET
                              OMAHA, NE 68124-6008

                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                  MARCH 5, 2004

                                FIXED INCOME FUND

                                      PROXY

The undersigned hereby appoints Mary K. Beerling and Wallace R. Weitz and any one of them (the "Proxy Committee") attorney and proxy with full power of substitution to vote and act with respect to all shares of Fixed Income Fund ("Fund"), a series of Weitz Series Fund, Inc. held by the undersigned at the Special Meeting of Shareholders of the Fund to be held at 9:00 a.m., Central Time, on March 5, 2004, at the Omaha Marriott, 10220 Regency Circle, Omaha, Nebraska 68114 and at any adjournments thereof ("Special Meeting"), and instructs each of them to vote as indicated on the matters referred to in the Proxy Statement for the Special Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Special Meeting.

        THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF WEITZ SERIES FUND, INC. The Board of Directors recommends that you vote FOR the following proposal:

VOTE ON PROPOSAL:

PROPOSAL 1:

1. To approve a proposed Agreement and Plan of Reorganization and the transactions contemplated thereby, which include: (a) the transfer of all assets of the Fund to a newly formed series also called Fixed Income Fund (the "New Fund") of The Weitz Funds, a Delaware statutory trust (the "New Trust"), in exchange for shares of the New Fund, and the assumption by the New Fund of liabilities of the Fund; and (b) the distribution to Fund shareholders of such New Fund's shares.

        FOR / /            AGAINST / /            ABSTAIN / /

PROPOSAL 3:

3.      To approve revisions to the Fund's fundamental investment restrictions.

IF YOU WISH TO VOTE FOR ALL OF THE FOLLOWING PROPOSALS NUMBERED 3.1 THROUGH 3.20, CHECK THIS BOX: / /

If you wish to vote on the following proposals numbered 3.1 through 3.20 individually, vote below:

                                                                                                   FOR    AGAINST    ABSTAIN
-----------------------------------------------------------------------------------------------------------------------------
3.1      To amend the fundamental investment restriction regarding industry concentration.         / /      / /        / /

3.2      To eliminate the fundamental investment restriction regarding investments in              / /      / /        / /
         "unseasoned companies."

3.3      To amend the fundamental investment restriction regarding issuing senior securities.      / /      / /        / /

3.4      To amend the fundamental investment restriction regarding borrowing.                      / /      / /        / /

3.5      To eliminate the fundamental investment restriction regarding pledging assets.            / /      / /        / /

                                                                                                   FOR    AGAINST    ABSTAIN
-----------------------------------------------------------------------------------------------------------------------------
3.6      To eliminate the fundamental investment restriction regarding short sales.                / /      / /        / /

3.7      To eliminate the fundamental investment restriction regarding purchasing securities       / /      / /        / /
         on margin.

3.8      To eliminate the fundamental investment restriction regarding investing in bond index     / /      / /        / /
         futures.

3.9      To eliminate the fundamental investment restriction regarding investments for             / /      / /        / /
         exercising control over an issuer.

3.10     To amend the fundamental investment restriction regarding investments in                  / /      / /        / /
         commodities.

3.11     To amend the fundamental investment restriction regarding investments in real             / /      / /        / /
         estate.

3.12     To amend the fundamental investment restriction regarding investments in oil, gas or      / /      / /        / /
         mineral leases.

3.13     To eliminate the fundamental investment restriction regarding participation in a          / /      / /        / /
         securities trading account.

3.14     To amend the fundamental investment restriction regarding underwriting securities.        / /      / /        / /

3.15     To eliminate the fundamental investment restriction regarding investments in              / /      / /        / /
         restricted and illiquid securities.

3.16     To eliminate the fundamental investment restriction regarding investing in foreign        / /      / /        / /
         securities.

3.17     To eliminate the fundamental investment restriction regarding investing in other          / /      / /        / /
         investment companies.

3.18     To amend the fundamental investment restriction regarding making loans.                   / /      / /        / /

3.19     To eliminate the fundamental investment restriction regarding investing in high yield     / /      / /        / /
         debt securities.

3.20     To eliminate the fundamental investment restriction that currently provides that the      / /      / /        / /
         investment objective of the Fund is a fundamental policy.

This proxy will be voted as specified. IF NO SPECIFICATION IS MADE FOR A PROPOSAL, THIS PROXY WILL BE VOTED FOR THAT PROPOSAL.

Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

Date:__________________, 2004

Please date and sign exactly as the name or names appear on your shareholder account statement. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title. If shares are held jointly, each shareholder must sign.

-------------------------------     -------------------------------
Signature                           Signature (if held jointly)

-------------------------------     -------------------------------
Title (If applicable)               Title (If applicable)

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR ON THE INTERNET.

                     [PRELIMINARY PROXY - FOR SEC USE ONLY]

                             WEITZ SERIES FUND, INC.
                                    SUITE 600
                              1125 SOUTH 103 STREET
                              OMAHA, NE 68124-6008

                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                  MARCH 5, 2004

                          GOVERNMENT MONEY MARKET FUND

                                      PROXY

The undersigned hereby appoints Mary K. Beerling and Wallace R. Weitz and any one of them (the "Proxy Committee") attorney and proxy with full power of substitution to vote and act with respect to all shares of Government Money Market Fund ("Fund"), a series of Weitz Series Fund, Inc. held by the undersigned at the Special Meeting of Shareholders of the Fund to be held at 9:00 a.m., Central Time, on March 5, 2004, at the Omaha Marriott, 10220 Regency Circle, Omaha, Nebraska 68114 and at any adjournments thereof ("Special Meeting"), and instructs each of them to vote as indicated on the matters referred to in the Proxy Statement for the Special Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Special Meeting.

        THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF WEITZ SERIES FUND, INC. The Board of Directors recommends that you vote FOR the following proposals:

VOTE ON PROPOSAL:

PROPOSAL 1:

1. To approve a proposed Agreement and Plan of Reorganization and the transactions contemplated thereby, which include: (a) the transfer of all assets of the Fund to a newly formed series also called Government Money Market Fund (the "New Fund") of The Weitz Funds, a Delaware statutory trust (the "New Trust"), in exchange for shares of the New Fund, and the assumption by the New Fund of liabilities of the Fund; and
        (b) the distribution to Fund shareholders of such New Fund's shares.

        FOR / /            AGAINST / /            ABSTAIN / /

PROPOSAL 4:

4.      To approve revisions to the Fund's fundamental investment restrictions.

IF YOU WISH TO VOTE FOR ALL OF THE FOLLOWING PROPOSALS NUMBERED 4.1 THROUGH 4.17, CHECK THIS BOX: / /

If you wish to vote on the following proposals numbered 4.1 through 4.17 individually, vote below:

                                                                                                   FOR    AGAINST   ABSTAIN
-----------------------------------------------------------------------------------------------------------------------------
4.1      To eliminate the fundamental investment restriction regarding investments in              / /      / /        / /
         securities in compliance with Rule 2a-7.

4.2      To eliminate the fundamental investment restriction regarding investments in certain      / /      / /        / /
         debt obligations.

4.3      To amend the fundamental investment restriction regarding underwriting securities.        / /      / /        / /

4.4      To amend the fundamental investment restriction regarding investments in real             / /      / /        / /
         estate.

                                                                                                   FOR    AGAINST   ABSTAIN
-----------------------------------------------------------------------------------------------------------------------------
4.5      To amend the fundamental investment restriction regarding investments in commodities.     / /      / /        / /

4.6      To amend the fundamental investment restriction regarding issuing senior securities.      / /      / /        / /

4.7      To amend the fundamental investment restriction regarding borrowing.                      / /      / /        / /

4.8      To amend the fundamental investment restriction regarding purchasing securities on        / /      / /        / /
         margin.

4.9      To amend the fundamental investment restriction regarding making loans.                   / /      / /        / /

4.10     To eliminate the fundamental investment restriction regarding short sales.                / /      / /        / /

4.11     To eliminate the fundamental investment restriction regarding investments in other        / /      / /        / /
         investment companies.

4.12     To eliminate the fundamental investment restriction regarding investments in oil, gas     / /      / /        / /
         or mineral leases.

4.13     To eliminate the fundamental investment restriction regarding pledging assets.            / /      / /        / /

4.14     To eliminate the fundamental investment restriction regarding investments for             / /      / /        / /
         exercising control over an issuer.

4.15     To eliminate the fundamental investment restriction regarding U.S. Government             / /      / /        / /
         obligations.

4.16     To eliminate the fundamental investment restriction regarding industry concentration.     / /      / /        / /

4.17     To eliminate the fundamental investment restriction that currently provides that the      / /      / /        / /
         investment objective of the Fund is a fundamental policy.

This proxy will be voted as specified. IF NO SPECIFICATION IS MADE FOR A PROPOSAL, THIS PROXY WILL BE VOTED FOR THAT PROPOSAL.

Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

Date:__________________, 2004

Please date and sign exactly as the name or names appear on your shareholder account statement. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title. If shares are held jointly, each shareholder must sign.

-------------------------------     -------------------------------
Signature                           Signature (if held jointly)

-------------------------------     -------------------------------
Title (If applicable)               Title (If applicable)

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR ON THE INTERNET.